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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
INAMED CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Inamed Corporation 5540 Ekwill Street, Suite D Santa Barbara, California 93111

June 16, 2003

DEAR STOCKHOLDER:

        You are invited to attend the Annual Meeting of Stockholders of Inamed Corporation (the "Company") to be held on July 11, 2003, at 8:30 A.M., Pacific Time, at Fess Parker's DoubleTree Resort, 633 East Cabrillo Boulevard, Santa Barbara, California 93103.

        At this year's meeting you will be asked to elect seven directors, approve amendments to the Company's 2000 Employee Stock Purchase Plan (the "ESPP") to increase the maximum aggregate number of shares that can be issued under the ESPP by 200,000 shares and to permit all eligible employees of the Company to participate in the ESPP, approve the adoption of the Company's 2003 Restricted Stock Plan, approve the adoption of the 2003 Outside Director Compensation Plan and ratify the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2003. The accompanying Notice of Meeting and Proxy Statement describe these proposals. We urge you to read this information carefully.

        Your Board of Directors unanimously believes that each of these proposals is in the best interests of the Company and its stockholders, and, accordingly, recommends a vote FOR each proposal.

        In addition to the formal business to be transacted, management will make a presentation on developments of the past year and respond to comments and questions of general interest to stockholders.

        I personally look forward to greeting those stockholders of the Company who are able to attend the meeting.

        It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote by completing and mailing the enclosed proxy card. Voting by written proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

        Thank you.

Sincerely,

Nicholas L. Teti Chairman

INAMED CORPORATION
5540 Ekwill Street, Suite D
Santa Barbara, California 93111
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, JULY 11, 2003

To the Stockholders of Inamed:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Inamed Corporation, a Delaware corporation (the "Company"), will be held on July 11, 2003 at 8:30 A.M., Pacific Time, at Fess Parker's DoubleTree Resort, 633 East Cabrillo Boulevard, Santa Barbara, California 93103, for the following purposes:

  1.
  To elect seven (7) directors to hold office for a one year term and until their respective successors are elected and qualified;

  2.
  To approve amendments to the Company's 2000 Employee Stock Purchase Plan (the "ESPP") to increase the maximum aggregate number of shares that may be issued under the ESPP by 200,000 shares and permit all eligible employees of the Company to participate in the ESPP;

  3.
  To approve the 2003 Restricted Stock Plan;

  4.
  To approve the 2003 Outside Director Compensation Plan;

  5.
  To ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2003; and

  6.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on May 30, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any continuation, postponement or adjournment thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 5540 Ekwill Street, Suite D, Santa Barbara, California 93111.

By Order of the Board of Directors
INAMED CORPORATION

Joseph A. Newcomb Secretary

Dated: June 16, 2003

        YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE.

INAMED CORPORATION
5540 Ekwill Street, Suite D
Santa Barbara, California 93111

2003 PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

        The enclosed proxy is solicited on behalf of the Board of Directors (the "Board of Directors" or the "Board") of Inamed Corporation, a Delaware corporation (the "Company" or "Inamed"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on July 11, 2003, at 8:30 A.M. Pacific Time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. The Company intends to mail this proxy statement and accompanying proxy card on or about June 16, 2003 to all stockholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at the Fess Parker's DoubleTree Resort, 633 East Cabrillo Boulevard, Santa Barbara, California 93103.

Who Can Vote

        You are entitled to vote if you were a stockholder of record of Inamed common stock (the "Common Stock") as of the close of business on May 30, 2003. Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

        At the close of business on May 30, 2003, there were outstanding and entitled to vote 22,631,496 shares of Common Stock. A majority of the outstanding shares of Common Stock, represented in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting.

Voting of Shares

        Stockholders of record on May 30, 2003 are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the meeting. You may vote by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Proxy Card and Revocation of Proxy

        If you sign the proxy card but do not specify how you want your shares to be voted, your shares will be voted in favor of the proposals. In their discretion, the proxy holders named in the enclosed proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof. The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. In addition, since no stockholder proposals or nominations were received on a timely basis, no such matters may be brought at the Annual Meeting.

        If you vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. You can revoke your proxy by sending to the Secretary a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting in person and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Counting of Votes

        All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, and any abstentions and broker non-votes. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions for the beneficial owner.

Solicitation of Proxies

        The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        The terms of office of the current directors, Nicholas Teti, James Bolin, Malcolm Currie, John Doyle and Mitchell Rosenthal, expire in 2003 and all are nominees for election to the Board. In addition, the Board has nominated two new candidates for election to the Board to fill an existing vacancy and the vacancy created by David Tepper's decision not to stand for re-election. Those candidates are Ms. Joy A. Amundson and Mr. Terry E. Vandewarker. If elected at the Annual Meeting, each director would serve until the 2004 Annual Meeting.

        Directors are elected by a plurality of the shares present and entitled to vote, which means the seven nominees who receive the largest number of properly cast votes will be elected as directors. Each share of Common Stock is entitled to one vote for each of the seven director nominees. Cumulative voting is not permitted and abstentions and broker non-votes have no effect on the vote. It is the intention of the proxy holders named in the enclosed proxy to vote the proxies received by them for the election of the nominees named below unless authorization to do so is withheld. If any nominee should become unavailable for election prior to the Annual Meeting, an event which currently is not anticipated by the Board, the proxies will be voted for the election of a substitute nominee or nominees proposed by the Board. Each nominee has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

        The following table sets forth certain information with respect to age and background of the Company's directors and nominees for director:

Name	Position	Age
Nicholas L. Teti	Chairman, President and Chief Executive Officer	50
James E. Bolin	Director	44
Malcolm R. Currie, Ph.D.	Director	76
John F. Doyle	Director	73
Mitchell S. Rosenthal, M.D.	Director	67
Joy A. Amundson	Director Nominee	48
Terry E. Vandewarker	Director Nominee	51
Nicholas L. Teti	Director since 2001

        Mr. Teti has served as President, Chief Executive Officer and a director of Inamed since August 1, 2001. He was elected Chairman of the Board of Directors on July 23, 2002. He has over 25 years of management, operations and marketing experience in the pharmaceuticals industry. From January 1997 until December 2000, Mr. Teti was President, Chief Executive Officer and Chief Operating Officer of DuPont Pharmaceuticals Company, a company with $1.6 billion in sales in 1999. He spent 25 years at DuPont and DuPont Merck, which included a number of senior management positions. Several of these assignments were in leadership roles of Dupont's global pharmaceuticals business units. From January 2001 until July 2001, he was President and Director of Yamanouchi USA, Inc., a division of Yamanouchi Pharmaceuticals Co., where he was responsible for establishing its U.S. business. Mr. Teti holds an M.B.A. in Health Care Administration and a B.A. in Economics from St. Joseph's University.

James E. Bolin	Director since 1999

        Mr. Bolin has served as a director of Inamed since March 18, 1999. Since March 2003 he is a Managing Director of Citadel Investment Group. He was a Vice President and the Secretary of Appaloosa Partners Inc. from 1995 through October 2002, and a consultant to Appaloosa Partners Inc. through March 2003. Mr. Bolin was previously a Vice President and Director of Corporate Bond Research at Goldman, Sachs & Co. He also worked at Smith Barney, Harris Upham in the Fixed Income Research Department. Mr. Bolin serves on the Board of Directors of Kindred Healthcare, Inc. and NTL, Incorporated. He holds a Bachelor of Arts degree from Washington University in St. Louis and an M.B.A. in accounting and finance from the University of Missouri—St. Louis.

Malcolm R. Currie, Ph.D	Director since 1999

        Dr. Currie has served as a director of Inamed since June 3, 1999. He has served as the President and CEO of Currie Technologies Incorporated, an electric transportation company, since 1997. Dr. Currie has been the Chairman Emeritus of Hughes Aircraft Company since his retirement in 1992 as Chairman and CEO. He has had an extensive career in high technology research, engineering and management. Dr. Currie currently serves on the Boards of Directors of the following publicly traded companies: LSI Logic Corporation, Enova Systems Inc., Regal One Corp. and Innovative Micro Technologies Inc. He is also a member and past chairman of the Board of Trustees of the University of Southern California. Dr. Currie has previously served as President and CEO of Delco Electronics Corporation, Chairman and CEO of GM Hughes Electronics Corporation and UnderSecretary of Defense for Research and Engineering. Dr. Currie holds a Bachelor of Arts degree in Physics and a Ph.D. in Engineering Physics from the University of California at Berkeley.

John F. Doyle	Director since 1999

        Mr. Doyle has served as a director of Inamed since March 18, 1999. Since 1994, he has performed marketing and management consulting, primarily for start-up companies. Prior to 1994, Mr. Doyle worked with IBM and Craig Corporation in executive and sales and marketing positions. He served as the Chairman and Chief Executive Officer of Pioneer Electronics (USA) Inc. from 1971 to 1986. Mr. Doyle currently serves on the Board of Directors of the Pomona Valley Hospital Foundation, and has served on the Board of Directors of various consumer groups as well as business and philanthropic organizations. He holds a Bachelor of Arts degree from Miami University of Ohio.

Mitchell S. Rosenthal, M.D.	Director since 1999

        Dr. Rosenthal has served as a director of Inamed Corporation since June 3, 1999. He is a psychiatrist and since 1970 has served as the President of Phoenix House Foundation, which he founded. Phoenix House is the nation's largest non-profit substance abuse services system, with nearly 80 programs in eight states: New York, California, Texas, Florida, Massachusetts, New Hampshire, Rhode Island and Vermont. Dr. Rosenthal has been a White House advisor on drug policy, a special consultant to the Office of National Drug Control Policy and chaired the New York State Advisory Council on Alcoholism and Substance Abuse Services from 1985 to 1997. He is a lecturer in psychiatry at Columbia University College of Physicians and Surgeons, a former president of the American Association of Psychoanalytic Physicians and a member of the Council on Foreign Relations. He is a graduate of Lafayette College and earned his M.D. from the Downstate Medical Center of State University of New York.

Joy A. Amundson	Nominee

        Ms. Amundson is currently a principal in Amundson Partners, Inc., a healthcare consulting practice. From 1995 to October, 2001, she was a Senior Vice President of Abbott Laboratories, a diversified health care products and services company, where she was involved with the company's financial planning and capital authorizations, strategic and long-range planning and investment strategies. Prior to that position, she held a number of management positions after joining Abbott Laboratories in 1982. Ms. Amundson is a director of The DIAL Corporation, ILEX, Inc., and Lutheran General Hospital. She has a Bachelor of Arts degree in Journalism and Advertising from the University of Wisconsin and a Master's degree in Management from Northwestern University.

Terry E. Vandewarker	Nominee

        Mr. Vandewarker is currently a partner with a privately held family business. From July 1997 through July 2002, he held a number of senior operations and financial management positions at Encad, Inc., a publicly traded Nasdaq company until its acquisition by Eastman Kodak in 2002. Mr. Vandewarker was President and Chief Executive Officer of Encad from July 2000 through January 2002 and continued as President until July 2002. Prior to that, Mr. Vandewarker was Encad's Vice President of Operations and Director of Finance. Prior to joining Encad, he received extensive experience in senior accounting and finance positions, including Vice President and Chief Financial Officer for NexCycle, Inc from 1995 through 1997 and Vice President and Chief Financial Officer for OCTUS, Inc. from 1993 through 1995. Prior to that he worked for a multi-national investment company, an entertainment company and for Price Waterhouse. He has served as a director for a number of public and private companies in various industries. Mr. Vandewarker is a Certified Public Accountant and holds a Bachelor of Science in Psychology from the University of California at Riverside and an M.B.A. in Accounting and Finance from the University of California at Los Angeles.

Meetings of the Board of Directors

        During the fiscal year ended December 31, 2002, the Board held eight meetings and acted by unanimous written consent three times. During the last fiscal year, no director attended fewer than 75% of the total number of meetings of the Board and all of the committees of the Board on which such director served held during that period.

Committees of the Board of Directors

        Each of the Committees listed below is responsible to the full Board of Directors, and its activities are therefore subject to Board approval. The functions performed by these Committees are summarized below:

        Compensation Committee.    The Compensation Committee recommends to the Board all aspects of compensation arrangements for the executive officers of the Company for certain of the Company's other senior employees. The Committee also administers the Company's stock option and stock purchase plans and the Company's senior management bonus plan. The Compensation Committee met four times in 2002. Mr. Doyle served as Chair, and Mr. Bolin and Dr. Rosenthal served as members of the Committee.

        Audit Committee.    The Audit Committee met nine times in 2002. The Audit Committee has oversight responsibilities with respect to the Company's annual audit and quarterly reviews, the Company's system of internal controls and the Company's audit, accounting and financial reporting processes. The Audit Committee makes a recommendation to the Board regarding the selection of the Company's independent auditors and meets with the independent auditors regularly in fulfilling the above responsibilities. All members of the Audit Committee are independent directors (as defined by the National Association of Securities Dealers ("NASD")) and meet the applicable NASD requirements for financial literacy and financial expertise. For the year 2002, Dr. Currie served as Chair, and Mr. Bolin and Mr. Doyle served as members of the Audit Committee. The Board of Directors has adopted a written charter for the Audit Committee.

        Nominating Committee.    The Nominating Committee recommends nominees to the Board. The Nominating Committee will consider, as potential nominees, persons recommended by stockholders in accordance with the procedures set forth in the Company's By-laws. The Company's By-laws provide that a stockholder nominating persons for election to the Board of Directors, in general, must give notice thereof in writing to the secretary of the Company not less than 90 nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting. During the year 2002, Mr. Babbit, Mr. Teti and Mr. Tepper served as members of the Nominating Committee. In late 2002, Mr. Babbitt resigned as Chair of the Nominating Committee concurrent with his resignation from the Board and he was replaced by Dr. Rosenthal. Mr. Teti also resigned from the Nominating Committee in 2002 and he was replaced by Dr. Currie. Mr. Tepper currently serves on the Nominating Committee, but he is not seeking to be re-elected as a director and will resign from the Nominating Committee upon the expiration of his current term as a director. The Nominating Committee held one formal meeting during 2002 and held several informal discussions throughout the year.

Directors' Compensation

        Directors who are not employees of the Company receive an annual fee of $35,000 and a fee of $1,000 for each Board of Directors meeting attended, and are reimbursed for their expenses. In addition, upon their initial election, directors receive an option to purchase 5,000 shares of Common Stock, and thereafter receive an option to purchase 5,000 shares of Common Stock on each subsequent anniversary of their election to the Board of Directors for so long as they remain directors. Directors who are employees of the Company are not entitled to any compensation for their service as a director. Pursuant to a plan adopted in 1999, directors may elect to receive their compensation in Common Stock in lieu of cash. Four directors have elected this option. The Board has submitted for stockholder approval at this Annual Meeting of Stockholders a new Outside Directors Compensation Plan which will modify certain historical compensation practices as described in this Proxy Statement under Proposal 4.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE INAMED CORPORATION
2000 EMPLOYEE STOCK PURCHASE PLAN

        At the Annual Meeting, the stockholders will be asked to approve an amendment to the Inamed Corporation 2000 Employee Stock Purchase Plan (the "Purchase Plan") which will (i) increase the maximum number of shares of Common Stock that may be issued under the Purchase Plan and (ii) permit all eligible employees of Inamed to participate in the Purchase Plan. A full copy of the Purchase Plan, as amended by the Board, is attached to this Proxy Statement as Annex A.

        Specifically, the stockholders will be asked to increase the maximum number of shares of Common Stock that may be issued under the Purchase Plan by Two Hundred Thousand (200,000) shares. Inamed's stockholders have previously approved the reservation of Two Hundred Thousand (200,000) shares of Inamed's Common Stock for purchase by employees under the Purchase Plan. As of June 1, 2003, a total of Thirty-Two Thousand Two Hundred and Sixty-Five (32,265) shares remain available for future purchases, without giving effect to the proposed amendment. It is anticipated that, without the stockholders approving this amendment, the share reserve remaining under the Purchase Plan will be completely exhausted as of the purchase period ending on July 31, 2003. Consequently, the Board has amended the Purchase Plan, contingent on stockholder approval, to authorize an increase in the share reserve so as to continue to offer eligible employees the ability to purchase shares of Common Stock under the Purchase Plan.

        In addition, the stockholders will be asked to approve the plan amendment which will allow all employees of Inamed, and any designated subsidiary of Inamed, who regularly work twenty (20) hours or more per week and who have completed one (1) year of service with Inamed or the designated subsidiary, to participate in the Purchase Plan. This amendment would remove a restriction on certain highly compensated employees from being eligible to participate in the Purchase Plan.

        The Board believes that the Purchase Plan benefits Inamed and its stockholders by providing all of its eligible employees with an opportunity to purchase shares of Common Stock through payroll deductions that helps to attract, retain and motivate valued employees. To provide a reasonable reserve of shares to permit Inamed to continue offering this opportunity to its employees, and to ensure that the broadest range of Inamed employees are eligible under the Purchase Plan, the Board has adopted, as of May 12, 2003 and subject to stockholder approval, an amendment to (i) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan by Two Hundred Thousand (200,000) shares, to a total of Four Hundred Thousand (400,000) shares and (ii) to remove the restriction prohibiting certain highly compensated employees from participation in the Purchase Plan.

Summary of the Current Purchase Plan

        General.    At the beginning of each offering under the Purchase Plan (an "Offering"), each participant in the Purchase Plan is granted the right to purchase, through accumulated payroll deductions, up to a number of shares of our Common Stock determined on the first day of the Offering (a "Purchase Right"). The Purchase Right is automatically exercised on the last day of the Offering Period (the "Purchase Date") unless the participant has withdrawn from participation in the Purchase Plan prior to such date. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code.

        Authorized Shares.    Prior to the approval of this amendment by the stockholders, a maximum of Two Hundred Thousand (200,000) of Inamed's authorized but unissued or reacquired shares of Common Stock have been authorized for issuance under the Purchase Plan, subject to appropriate adjustment in the event of any stock dividend, stock split, reverse stock split, recapitalization or similar change in the capital structure of Inamed, or in the event of any merger, sale of assets or other reorganization of Inamed. Currently, only Thirty-Two Thousand Two Hundred and Sixty-Five (32,265)

shares remain available for issuance under the Purchase Plan. It is anticipated that unless the shareholders approve this share reserve increase that the remaining share reserve under the Purchase Plan will be completely exhausted as of the purchase period ending on July 31, 2003. If any Purchase Right expires or terminates, the shares subject to the unexercised portion of such Purchase Right will again be available for issuance under the Purchase Plan.

        Administration.    The Purchase Plan is administered by the Board or a committee of the Board. (For purposes of this discussion, the term "Board" refers to either the Board of Directors or such committee.) Subject to the provisions of the Purchase Plan, the Board determines the terms and conditions of Purchase Rights granted under the plan. The Board has the authority to interpret the Purchase Plan and Purchase Rights granted thereunder, and any such interpretation of the Board will be binding.

        Eligibility.    Any employee of Inamed or any parent or subsidiary of Inamed designated by the Board for inclusion in the Purchase Plan is eligible to participate in an Offering under the plan so long as the employee is customarily employed for at least 20 hours per week and has completed a year of service with Inamed, unless that employee either (i) owns or holds options to purchase, or as a result of participation in the Purchase Plan, would own or hold options to purchase, five percent or more of the total combined voting power or value of all classes of stock of Inamed or of any parent or subsidiary of Inamed or (ii) until this amendment is approved by the stockholders, is a highly compensated employee as defined by the Internal Revenue Code. As of June 1, 2003, approximately 600 employees were eligible to participate in the Purchase Plan.

        Offerings.    Generally, each Offering under the Purchase Plan is for a period of six (6) months (an "Offering Period"). Offering Periods under the Purchase Plan generally begin every six months. Offering Periods generally commence on February 1 and August 1 of each year (each an "Offering Date") and end on July 31 and January 31, respectively, of each year following the Offering Date. Shares are purchased on the last day of each Offering Period (each a "Purchase Date"). The Board may establish a different term for any Offering (not to exceed 27 months) or different commencement or ending dates for an Offering.

        Participation and Purchase of Shares.    Participation in an Offering under the Purchase Plan is limited to eligible employees who authorize payroll deductions prior to the first day of an Offering Period (the "Offering Date"). Payroll deductions may not exceed fifteen percent (15%) of an employee's compensation on any payday during the Offering Period, provided that the Board may establish a different limit from time to time. An employee who becomes a participant in the Purchase Plan will automatically participate in each Offering beginning immediately after the last day of the Offering Period in which he or she is a participant until the employee withdraws from the Purchase Plan, becomes ineligible to participate, or terminates employment.

        Subject to any uniform limitations or notice requirements imposed by Inamed, a participant may increase or decrease his or her rate of payroll deductions or withdraw from the Purchase Plan at any time during an Offering. Upon withdrawal, Inamed will refund without interest the participant's accumulated payroll deductions not previously applied to the purchase of shares. Once a participant withdraws from an Offering, that participant may not again participate in the same Offering at any later time.

        No participant may purchase shares of Common Stock under the Purchase Plan or any other employee stock purchase plan of Inamed having a fair market value exceeding $25,000 (based on the fair market value of Inamed's Common Stock on the first day of the Offering Period in which the shares are purchased) for each calendar year in which a Purchase Right is outstanding.

        On each Purchase Date, we issue to each participant in the Offering the number of shares of our Common Stock equal to the amount of payroll deductions accumulated for the participant during the

Purchase Period divided by the purchase price, limited in any case by the number of shares subject to the participant's Purchase Right for that Offering. The price at which shares are sold under the Purchase Plan is established by the Board but may not be less than 85% of the lesser of the fair market value per share of Common Stock on the Offering Date or on the Purchase Date. The fair market value of the Common Stock on any relevant date generally will be the closing price per share as reported on the Nasdaq National Market. On May 27, 2003, the closing price of our Common Stock as reported on the Nasdaq National Market was $47.98 per share. Any payroll deductions under the Purchase Plan not applied to the purchase of shares will be returned to the participant without interest, unless the amount remaining is less than the amount necessary to purchase a whole share of Common Stock, in which case the remaining amount may be applied to the next Offering Period.

        Change in Control.    The Purchase Plan defines a "Change in Control" of Inamed as any of the following events upon which the stockholders of Inamed immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of Inamed's voting stock immediately before the event, direct or indirect beneficial ownership of a majority of the total combined voting power of the stock of Inamed, its successor, or the corporation to which the assets of Inamed were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of Inamed's voting stock; (ii) a merger or consolidation in which Inamed is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of Inamed; or (iv) a liquidation or dissolution of Inamed. In addition, the Purchase Plan defines a "Change in Control" to have occurred if during any two consecutive year period, individuals who at the beginning of such period constitute the Board, and any new director whose election by the Board or nomination for election by the Inamed's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office, cease for any reason to constitute at least a majority of the Board. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may assume Inamed's rights and obligations under the Purchase Plan. However, if such corporation elects not to assume the outstanding Purchase Rights, the Purchase Date of the then current Offering Period will be accelerated to a date specified by the Board that occurs before the Change in Control. Any Purchase Rights that are not assumed or exercised prior to the Change in Control will terminate.

        Termination or Amendment.    The Purchase Plan will continue until terminated by the Board or until all of the shares reserved for issuance under the plan have been issued. The Board may amend or terminate the Purchase Plan at any time, except that the approval of Inamed's stockholders is required within 12 months of the adoption of any amendment increasing the number of shares authorized for issuance under the Purchase Plan, or changing the employees or class of employees who may participate in the Purchase Plan.

Shares Purchased by Certain Persons

        None of the following certain persons have purchased any shares of Common Stock under the Purchase Plan since its inception: (i) Nicholas Teti, Chairman, President and Chief Executive Officer; (ii) Vicente Trelles, Executive Vice President and Chief Operations Officer; (iii) Ken Pearce, President, Inamed International; (iv) Declan Daly, Senior Vice President, Corporate Controller and Principal Accounting Officer; (v) Hani Zeini, Executive Vice President, North America Inamed Aesthetics; (vi) all current executive officers as a group; and (vii) all employees, including current officers who are not executive officers, as a group. None of our directors who are not executive officers are eligible to participate in the Purchase Plan. Since its inception, no shares have been issued under the Purchase Plan to any other nominee for election as a director, or any associate of any such director, nominee or executive officer, and no other person has been issued five percent or more of the total amount of shares issued under the Purchase Plan.

Summary of U.S. Federal Income Tax Consequences

        The following summary is intended only as a general guide as to the U.S. federal income tax consequences of participation in the Purchase Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

        Generally, there are no tax consequences to an employee of either becoming a participant in the Purchase Plan or purchasing shares under the Purchase Plan. The tax consequences of a disposition of shares vary depending on the period such stock is held before its disposition. If a participant disposes of shares within two years after the Offering Date or within one year after the Purchase Date on which the shares are acquired (such disposition being referred to as a "disqualifying disposition"), the participant recognizes ordinary income in the year of disposition in an amount equal to the difference between the fair market value of the shares on the Purchase Date and the purchase price. Such income may be subject to tax withholding by the employer. Any additional gain or any loss recognized by the participant resulting from the disposition of the shares is a capital gain or loss. If the participant disposes of shares at least two years after the Offering Date and at least one year after the Purchase Date on which the shares are acquired, the participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of disposition and the purchase price or (ii) the difference between the fair market value of the shares on the Offering Date and the purchase price (determined as if the Purchase Right were exercised on the Offering Date). Any additional gain recognized by the participant on the disposition of the shares is a capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there is no ordinary income, and the loss recognized is a capital loss. If the participant still owns the shares at the time of his or her death, the lesser of (i) the difference between the fair market value of the shares on the date of death and the purchase price or (ii) the difference between the fair market value of the shares on the Offering Date and the purchase price (determined as if the Purchase Right were exercised on the Offering Date) is recognized as ordinary income in the year of the participant's death.

        If the participant disposes of the shares in a disqualifying disposition, we should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Required Vote and Board of Directors Recommendation

        The affirmative vote of a majority of the votes present and entitled to be cast on the proposal, at the annual meeting of shareholders at which a quorum is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the effect of a no vote and broker non-votes will have no effect on the outcome of the proposal.

        The Board believes that the proposed amendment to the Purchase Plan is in the best interests of Inamed and its stockholders for the reasons stated above.

        The Board recommends a vote "FOR" the proposed amendment to the Purchase Plan.

PROPOSAL NO. 3

APPROVAL OF THE INAMED CORPORATION
2003 RESTRICTED STOCK PLAN

        At the annual meeting, the stockholders will be asked to approve the Inamed Corporation 2003 Restricted Stock Plan (the "Stock Plan"). The Board adopted the Stock Plan on May 12, 2003, subject to its approval by stockholders. A full copy of the Stock Plan is attached to this Proxy Statement as Annex B.

        The Board believes that Inamed must offer a competitive equity incentive program if it is to continue to successfully attract and retain the best possible candidates for positions of responsibility within Inamed. The Board expects that the Stock Plan will be an important factor in attracting, retaining and rewarding the high caliber employees and directors essential to our success and in motivating these individuals to strive to enhance our growth and profitability.

        By approving the Stock Plan, the stockholders will be approving, among other things, eligibility requirements for participation in the Stock Plan, the share reserve established under the Stock Plan and the other material terms of awards described below.

Summary of the Stock Plan

        General.    Under the Stock Plan, employees, consultants and directors of Inamed may be granted restricted stock awards.

        Authorized Shares.    A maximum of One Hundred Thousand (100,000) of the authorized but unissued or reacquired shares of Common Stock of Inamed may be issued under the Stock Plan. If any award expires, lapses or otherwise terminates for any reason, or if shares subject to forfeiture or repurchase are forfeited or repurchased by Inamed, any such shares that are reacquired or subject to a terminated award will again become available for issuance under the Stock Plan. Appropriate adjustments will be made to the number of shares reserved under the Stock Plan and the terms of any outstanding award in the event of any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure.

        Administration.    The Stock Plan is administered by the Board or a committee of the Board. (For purposes of this discussion, the term "Board" refers to either the Board of Directors or such committee.) Subject to the provisions of the Stock Plan, the Board will determine in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Board will have the authority to interpret the Stock Plan and awards granted thereunder, and any such interpretation by the Board will be binding.

        Eligibility.    Awards may be granted to employees, consultants and directors of Inamed or any parent or subsidiary of Inamed. As of June 1, 2003, Inamed had approximately 1,000 employees, including 6 executive officers, 50 consultants and 5 nonemployee directors who would be eligible to receive awards under the Stock Plan.

        Restricted Stock.    Awards of restricted stock may be granted by the Board subject to such vesting and any other restrictions (including a period during which even vested shares may not be sold (i.e., a "lock-up period") as may be determined by the Board and set forth in a written agreement between Inamed and the participant. Restricted stock may not be sold or otherwise transferred or pledged until the restrictions lapse or are terminated. Restrictions may lapse in full or in installments on the basis of the participant's continued service or other factors, such as performance criteria established by the Board, or may lapse to any extent determined solely in the Board's discretion. Participants holding restricted stock will have the right to vote the shares and to receive all dividends and other distributions, except that any dividends or other distributions paid in shares will be subject to the same restrictions as the original award. Unless otherwise provided by the Board, upon a participant's termination of service, the participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed.

        Change in Control.    The Stock Plan defines a "Change in Control" of Inamed as any of the following events upon which the stockholders of Inamed immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of Inamed's voting stock immediately before the event, direct or indirect beneficial ownership of a majority of the total combined voting power of the voting securities of Inamed, its successor or the corporation to which the assets of Inamed were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of Inamed's voting stock; (ii) a merger or consolidation in which Inamed is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of Inamed; or (iv) a liquidation or dissolution of Inamed. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume all outstanding awards or substitute new awards having an equivalent value. However, regardless of whether the outstanding awards are assumed or replaced, all unvested or unpaid portions of the outstanding awards will become vested and payable in full immediately prior to the date of the Change in Control.

        Termination or Amendment.    The Stock Plan will continue in effect until the first to occur of (i) its termination by the Board or (ii) the date on which all shares available for issuance under the Stock Plan have been issued and all restrictions on such shares under the terms of the Stock Plan and the agreements evidencing awards granted under the Stock Plan have lapsed. The Board may terminate or amend the Stock Plan at any time, provided that no amendment may be made without stockholder approval if the Board deems such approval necessary for compliance with any applicable tax or securities law or other regulatory requirements, including the requirements of any stock exchange or market system on which the Common Stock of Inamed is then listed. No termination or amendment may affect any outstanding award unless expressly provided by the Board, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law.

Summary of U.S. Federal Income Tax Consequences

        The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Stock Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

        A participant acquiring restricted stock normally recognizes ordinary income equal to the difference between the amount, if any, the participant paid for the restricted stock and the fair market value of the shares on the determination date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Internal Revenue Code, to treat the acquisition date as the determination date by filing an election with the Internal Revenue Service. Upon the sale of restricted stock, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. Inamed generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the acquisition of restricted stock, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Restricted Stock to Be Granted to Certain Persons

        The table below sets forth the grants of restricted stock which the Board of Directors currently intends to award after stockholder approval of the Stock Plan. This table is furnished pursuant to the rules of the Securities and Exchange Commission.

New Plan Benefits

Name and Position	Shares
Nicholas Teti, Chairman, President and Chief Executive Officer	30,000
Vicente Trelles, Executive Vice President and Chief Operations Officer	15,000
Robert S. Vaters, Executive Vice President and Chief Financial Officer	12,500
Hani Zeini, Executive Vice President, North America Inamed Aesthetics	15,000
Declan Daly, Senior Vice President, Corporate Controller and Principal Accounting Officer	10,000
Joseph A. Newcomb, Senior Vice President, Secretary and General Counsel	12,500
All Current Executive Officers, as a Group	95,000
All Current Directors Who Are not Executive Officers, as a Group (5 Persons)	0

Required Vote and Board of Directors Recommendation

        The affirmative vote of a majority of the votes present and entitled to be cast on the proposal, at the annual meeting of shareholders at which a quorum is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the effect of a no vote and broker non-votes will have no effect on the outcome of the proposal.

        The Board believes that the adoption of the Stock Plan is in the best interests of Inamed and its stockholders for the reasons stated above.

The Board recommends a vote "FOR" approval of the Stock Plan.

PROPOSAL NO. 4

APPROVAL OF THE INAMED CORPORATION
2003 OUTSIDE DIRECTOR COMPENSATION PLAN

        At the annual meeting, the stockholders will be asked to approve the Inamed Corporation 2003 Outside Director Compensation Plan (the "Directors Plan"). The Board of Directors adopted the Directors Plan on May 12, 2003, subject to its approval by stockholders. The Directors Plan is intended to replace our 1993 Non-Employee Directors Stock Option Plan (the "Prior Directors Plan") which will expire in December of 2003. A full copy of the Directors Plan is attached to this Proxy Statement as Annex C.

        The Directors Plan is intended to assist Inamed to attract and retain highly qualified individuals to serve as directors of Inamed and to provide incentives directed toward increasing the value of Inamed for its stockholders. The Board of Directors believes that approval of the Directors Plan is in the best interests of Inamed and its stockholders in order to provide a competitive equity incentive program that will enable Inamed to continue to recruit and retain the capable directors who are essential to the long-term success of Inamed.

Summary of the Directors Plan

        General.    The Directors Plan provides for the automatic grant of nonstatutory stock options to members of the Board of Directors who are not employees of Inamed or of any subsidiary or parent of Inamed ("Outside Directors"). It is intended to qualify as a "formula plan" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Directors Plan also permits Outside Directors to elect to defer a portion of any cash compensation to be paid to the Outside Director (the "Cash Deferral") to a bookkeeping account to be maintained by Inamed and that such deferrals will be paid in cash at a future date elected by the Outside Director.

        Authorized Shares.    A maximum of Two Hundred and Sixty Thousand (260,000) of the authorized but unissued or reacquired shares of our Common Stock may be issued under the Directors Plan. However, this share reserve, determined at any time, shall be reduced by the number of shares subject to outstanding options granted under the Prior Directors Plan. The number of shares underlying outstanding options under the Prior Directors Plan as of the Effective Date equal One Hundred and Ten Thousand (110,000), and consequently, we are only requesting an additional One Hundred and Fifty Thousand (150,000) shares to be authorized for issuance under the Directors Plan. Upon any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure, appropriate adjustments will be made to the shares subject to the Directors Plan, to the terms applicable to automatic grants of options described below, and to outstanding options. To the extent that any outstanding option under the Directors Plan, or the Prior Directors Plan, expires or terminates prior to being exercised in full, the shares of Common Stock for which such option is not exercised or the repurchased shares will be returned to the plan and again become available for grant.

        Administration.    The Directors Plan is intended to operate automatically without discretionary administration. To the extent administration is necessary, it will be performed by the Board of Directors or a committee of the Board. (For the purposes of this discussion, the term "Board" refers to the Board of Directors or such committee.) The Board has no discretion to select the Outside Directors who are granted options under the Directors Plan or to fix the terms of any such options. The Board is authorized to interpret the Directors Plan and options granted under it, and any such interpretation by the Board will be binding.

        Eligibility.    Only directors of Inamed who are Outside Directors at the time of grant are eligible to participate in the Directors Plan. Currently, Inamed has five Outside Directors, and if all of the candidates nominated for election at this meeting are elected, it will have six Outside Directors.

        Automatic Grant of Options.    Options will be granted automatically under the Directors Plan. Upon first being elected or appointed as an Outside Director, an individual will be granted an option (an "Initial Option") for Five Thousand (5,000) shares of our Common Stock on the day of his or her initial election or appointment. A director who did not previously qualify as an Outside Director and who subsequently becomes an Outside Director will not receive such an option. On the day of each anniversary of the grant of such Initial Option, each Outside Director who then remains in office will be granted an option (an "Annual Option") for Five Thousand (5,000) shares of Common Stock.

        Terms and Conditions of Options.    Each option granted under the Directors Plan will be evidenced by a written agreement specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the provisions of the Directors Plan. The per-share exercise price under each option will be equal to the fair market value of a share of our Common Stock on the date of grant. Generally, the fair market value of the Common Stock is the closing price per share on the date of grant as reported on the Nasdaq National Market. The closing price of our Common Stock as reported on the Nasdaq National Market on May 27, 2003 was $47.98 per share. The exercise price may be paid in cash, by check, by surrender of previously acquired shares of Common Stock having a fair market value not less than the exercise price, to the extent legally permitted, or by assignment of the proceeds of a sale with respect to some or all of the shares acquired upon the exercise.

        Initial Options and Annual Options will vest and become exercisable in full on the first anniversary of the date of grant, subject in each case to the Outside Director's continuous service on our Board of Directors. Unless earlier terminated under the terms of the Directors Plan or the option agreement, each option will remain exercisable for seven (7) years after grant. An option may generally only be exercised by the optionee during his or her lifetime and, unless otherwise provided by the Board, may not be transferred or assigned, except by will or the laws of descent and distribution.

        Cash Deferrals.    Outside Directors may elect to defer for federal and state income tax purposes director fees that would otherwise be paid currently in cash to the Outside Director. These Cash Deferrals are credited to a bookkeeping account maintained in the general assets of Inamed and will earn interest at a monthly rate equal to the prime interest rate for such month increased by an additional one percent (1%) until such time as the amounts are distributed. The Cash Deferrals will be distributed upon the first to occur of the Outside Director's termination of service to Inamed or the date selected by the Outside Director in an election form filed with Inamed.

        Deferral of Stock Options.    The Directors Plan permits an Outside Director to make an election, prior to exercising any stock option, to defer the gain recognized upon the exercise of the option into a bookkeeping account maintained by Inamed to be settled in the form of Common Stock at a later date. The Outside Director must pay the exercise price for such options by tendering shares of Inamed stock equal to the exercise price which the Outside Director has owned for at least six (6) months prior to the date of the option exercise. The bookkeeping account maintained by the Company will reflect the number of deferred shares for which the Outside Director has exercised and distribution of such shares to the Outside Director will occur on the earlier of the Outside Director's termination of service to Inamed or the date selected by the Outside Director in an election form filed with Inamed.

        Change in Control.    The Directors Plan defines a "Change in Control" of Inamed as any of the following events upon which the stockholders of Inamed immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of Inamed's voting stock immediately before the event, direct or indirect beneficial ownership of a majority of the total combined voting power of the voting securities of Inamed, its successor or the corporation to which the assets of Inamed were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of Inamed's voting stock; (ii) a merger or consolidation in which Inamed is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of Inamed; or (iv) a liquidation or dissolution of Inamed. If a Change in Control occurs, then all options outstanding under the Directors Plan will become immediately exercisable and vested in full as of the date ten (10) days prior to the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof may either assume or substitute new options for the options outstanding under the Directors Plan. To the extent that the options outstanding under the Directors Plan are not assumed, replaced or exercised prior to the Change in Control, they will terminate. In addition, if a Change in Control occurs, then all amounts then credited to a bookkeeping account maintained by Inamed to reflect the Cash Deferrals shall be distributed to the Outside Director in a single lump sum cash distribution effective as of the date ten (10) days prior to the date of the Change in Control.

        Termination or Amendment.    Unless earlier terminated by the Board, the Directors Plan will terminate when all of the shares available for issuance under the Directors Plan have been issued. The Directors Plan may be terminated or amended by the Board at any time, except that any amendment will be subject to stockholder approval if it would increase the total number of shares of Common Stock reserved for issuance thereunder or would expand the class of persons eligible to receive options. No termination or amendment of the Directors Plan may adversely affect an outstanding option without the consent of the optionee.

Summary of U.S. Federal Income Tax Consequences

        Stock Options.    Options granted under the Directors Plan will be nonstatutory stock options having no special tax status. An optionee will generally recognize no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee will normally recognize ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the date when the option is exercised or such later date as the shares vest (the later of such dates being referred to as the "determination date"). Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. Inamed generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

        Cash Deferrals.    Any Outside Director which elects to defer a portion of such Outside Director's cash director fees in accordance with the terms of the Directors Plan will not recognize such deferred amounts as taxable income until such time as the amounts deferred (including any interest earned thereon) are distributed to the Outside Director in accordance with the terms of the Directors Plan and/or the Outside Director's election.

Options to Be Granted to Certain Persons

        The table below sets forth the grants of stock options that will be received under the Directors Plan during the fiscal year ending December 31, 2003 by the Outside Directors listed in the table. This table is furnished pursuant to the rules of the Securities and Exchange Commission. Only nonemployee directors are eligible to participate in the Directors Plan.

New Plan Benefits

Name and Position	Shares
Nicholas Teti, President and Chief Executive Officer	0
Vincent Trelles, Executive Vice President and Chief Operations Officer	0
Ken Pearce, President, Inamed International	0
Declan Daly, Senior Vice President, Corporate Controller	0
Hani Zeini, Executive Vice President, North America Inamed Aesthetics	0
All Current Executive Officers, as a Group	0
All Current Directors Who Are Not Executive Officers, as a Group (5 Persons)	20,000
All Employees, Including all Current Officers Who Are not Executive Officers, as a Group	0

Required Vote and Board of Directors Recommendation

        The affirmative vote of a majority of the votes present and entitled to be cast on the proposal, at the annual meeting of shareholders at which a quorum is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the effect of a no vote and broker non-votes will have no effect on the outcome of the proposal.

        The Board believes that the Directors Plan is in the best interests of Inamed and its stockholders for the reasons stated above.

The Board recommends a vote "FOR" approval of the Directors Plan.

PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board has selected KPMG LLP as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2003. KPMG LLP has acted in such capacity since its appointment in fiscal year 2002. A representative of KPMG LLP is expected to be present at the Annual Meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

        The affirmative vote of a majority of the votes present and entitled to be cast on the proposal, at the annual meeting of shareholders at which a quorum is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the effect of a no vote and broker non-votes will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

EXECUTIVE OFFICERS

        The following table sets forth the executive officers and certain key personnel of the Company.

Name	Age	Position
Nicholas L. Teti	50	President, Chief Executive Officer and Director
Robert S. Vaters	43	Executive Vice President and Chief Financial Officer
Vicente Trelles	47	Executive Vice President and Chief Operations Officer
Hani M. Zeini	38	Executive Vice President, North America Inamed Aesthetics
Declan Daly	40	Senior Vice President, Corporate Controller and Principal Accounting Officer
Joseph A. Newcomb	52	Senior Vice President, Secretary and General Counsel
Ron J. Ehmson, Sc.D	58	Vice President, Clinical and Regulatory Affairs

        Nicholas L. Teti has served as President, Chief Executive Officer and a director of Inamed since August 1, 2001. He was elected Chairman of the Board of Directors on July 23, 2002. He has over 25 years of management, operations and marketing experience in the pharmaceuticals industry. From January 1997 until December 2000, Mr. Teti was President, Chief Executive Officer and Chief Operating Officer of DuPont Pharmaceuticals Company, a company with $1.6 billion in sales in 1999. He spent 25 years at DuPont and DuPont Merck, which included a number of senior management positions. Several of these assignments were in leadership roles of Dupont's global pharmaceuticals business units. From January 2001 until July 2001, he was President and Director of Yamanouchi USA, Inc., a division of Yamanouchi Pharmaceuticals Co., where he was responsible for establishing its U.S. business. Mr. Teti holds an M.B.A. in Health Care Administration and a B.A. in Economics from St. Joseph's University.

        Robert S. Vaters has served as Executive Vice President and Chief Financial Officer of Inamed since August 20, 2002. From September 2001 to August 2002, Mr. Vaters worked on a variety of private merchant banking transactions. He was Executive Vice President, Chief Operating Officer at Arbinet Holdings, Inc., a leading telecom capacity exchange from January 2001 to July 2001. He served as Chief Financial Officer at Arbinet from January 2000 to December 2000. Prior to that he was at Premiere Technologies from July 1996 through January 2000, where he held a number of senior management positions, including Executive Vice President and Chief Financial Officer, Managing Director of The Asia Pacific business based in Sydney, Australia and Chief Financial Officer of Xpedite Systems Inc., formerly an independent public company that was purchased by Premiere. Additional experience includes Senior Vice President, Treasurer of Young and Rubicam Inc., a global communications firm with operations in 64 countries. Mr. Vaters was also an independent board member and chairman of the audit committee of Rockford Industries, a company providing healthcare equipment financing.

        Vicente Trelles has served as Executive Vice President and Chief Operations Officer of Inamed since August 1, 2001. Mr. Trelles was previously Chief Operating Officer of the Company's McGhan Medical Division from October 1999 to July 2001. From June 1991 to September 1999, he held positions of increasing responsibility with Allergan Inc., including Vice President of Surgical Operations, January 1996- September 1999, Vice President of Europe Operations, April 1993-December 1995, Vice President Manufacturing Contact Lenses, July 1991-March 1993. Prior to Allergan, Mr. Trelles worked for American Hospital Supply and Baxter Healthcare in different capacities, including General

Manager of Baxter Healthcare V. Mueller Division in Puerto Rico. Mr. Trelles holds a B.S. in Industrial Engineering from the University of Mayaguez, Puerto Rico.

        Hani M. Zeini has served as Executive Vice President, North America, Inamed Aesthetics since October 1, 2001. From 1996 to 2000, he held increasingly responsible positions with The DuPont Pharmaceuticals Company including Senior Director, Marketing and Strategic Planning from September 1996 to May 1997, Vice President Worldwide Operations and Planning from May 1997 to May 1998, Vice President, Integrated Health Care from May 1998 to June 1999 and Senior Vice President, Global Health Systems from June 1999 to April 2000. Mr. Zeini also held the positions of President and Chief Executive Officer of PharmasMarket.com from June 2000 to April 2001 and Chief Operating Officer for Acurian, Inc. until September 2001. He holds a degree in Electrical and Computer Engineering from the University of Miami in Florida.

        Declan Daly has served as Corporate Controller and Principal Accounting Officer of Inamed since March 30, 2002 and was promoted to Senior Vice President in September 2002. He was previously Vice President of Finance & Administration for Inamed International Corp. from 1998 to 2002. From 1996 to 1998, Mr. Daly was a Senior Manager with BDO Simpson Xavier, Chartered Accountants or BDO, in Dublin. Prior to joining BDO, he worked with PricewaterhouseCoopers in Dublin and London. Mr. Daly holds a B.A. in Management Science and Industrial Systems Studies from Trinity College, Dublin and he is also a Fellow of the Institute of Chartered Accountants in Ireland.

        Joseph A. Newcomb has served as Senior Vice President, General Counsel and Secretary of Inamed since August 6, 2002. From August 1997 until July 2002, Mr. Newcomb provided legal, tax and financial services to early stage and start-up companies. Prior to that, from May 1989 until July 1997, he was Vice President and General Counsel for the U.S. affiliate and portfolio companies of Brierley Investments Limited, an international holding company, where he was an active participant in the origination of investments and the management and operations of the portfolio companies. Mr. Newcomb received a B.B.A. from the University of Notre Dame, a J.D. from the University of Connecticut and a LL.M. from Georgetown University Law Center. Mr. Newcomb is a Certified Public Accountant and member of the American Institute of CPAs.

        Ronald J. Ehmsen, Sc.D.    has served as Vice President, Clinical and Regulatory Affairs since April 8, 2002. From 1996 to 1997, he operated a medical device consulting firm, Health Care International Associates. From December 1997 to April 2000, he was Corporate Vice President of Regulatory Affairs for Circon Corporation. From April 2000 to March 2002, Dr. Ehmsen was Senior Director of Regulatory and Clinical Affairs for Tyco/Nellcor Puritan Bennett, Respiratory Division. He holds a Doctor of Science degree in Chemical Engineering from Washington University's Sever Institute of Technology. Dr. Ehmsen received an M.S. in Aeronautical Engineering from Purdue University and a B.S. in Aeronautics and Astronautics from New York University.

        There are no family relationships between any director, executive officer, or person nominated to become a director or executive officer.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as to the shares of Common Stock of the Company owned as of May 15, 2003, by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock of the Company, (ii) each person who is presently a director or a nominee for director of the Company, (iii) each of the officers named in the Summary Compensation Table and (iv) all the directors and officers of the Company as a group. Unless otherwise indicated in the table below, each person or entity named below has an address in care of the Company's principal executive offices.

Name and Address of Beneficial Owner	Number of Shares	Percent of Total(1)(2)
Appaloosa Management L.P. 26 Main Street Chatham, New Jersey 07928	3,712,693(3)	16.4%
Boston Partners Asset Management, L.P. 28 State Street 20th floor Boston, MA 02109	1,401,470(4)	6.2%
Officers and Directors and Nominees	Beneficially Owned	Percent of Total(1)(2)
James Bolin	5,000(5)	*
Malcolm Currie, Ph.D.	56,392(6)	*
Declan Daly	27,000(7)	*
John Doyle	48,940(8)	*
Kenneth D. Pearce	67,500(9)	*
Mitchell Rosenthal, M.D.	20,000(10)	*
David Tepper	4,062,239(11)	18.0%
Nicholas L. Teti	52,999(12)	*
Vicente Trelles	80,916(13)	*
Hani M. Zeini	—	*
Joy A. Amundson	—	*
Terry E. Vandewarker	—	*
All officers and directors as a group (13 persons)	4,434,319(14)	19.6%

(1)
Information in this table regarding directors and executive officers is based on information provided by them. Unless otherwise indicated in the footnotes and subject to community property laws where applicable, each of the directors and executive officers has sole voting and/or investment power with respect to such shares, except for Mr. Doyle who has shared voting power with his spouse through their family trust.

(2)
The percentages are calculated on the basis of the number of outstanding shares of Common Stock as of May 15, 2003, which was 22,584,167.

(3)
Based on the Schedule 13D/A (Amendment No. 22) filed jointly on October 20, 2002 by Appaloosa Management L.P. ("AMLP") and David A. Tepper; Mr. Tepper is the President of Appaloosa Partners Inc., the general partner of AMLP. Includes (i) 43,334 shares of Common Stock issuable upon the exercise of options to purchase shares of Common Stock under the 1993 Non-Employee Directors Stock Option Plan.

(4)
Based upon a Schedule 13G filed jointly on February 13, 2003, by Boston Partners Asset Management, L.P. ("BPAM"), BPAM (GP), LLC ("BPAM GP"), BPAM Holding Company, and Desmond John Heathwood. BPAM, BPAM GP, BPAM Holding Company, and Mr. Heathwood are

  sometimes referred to collectively herewith as the "Reporting Persons." Each of the Reporting Persons may be deemed to own beneficially 1,401,470 shares of Common Stock at December 31, 2002. BPAM owns of record 1,401,470 shares of Common Stock. As general partner of BPAM, BPAM GP may be deemed to own beneficially all of the shares of Common Stock that BPAM may be deemed to own beneficially. As the sole member of BPAM GP, BPAM Holding Company may be deemed to own beneficially all of the shares of Common Stock that BPAM GP may be deemed to own beneficially. As principal shareholder and sole trustee of BPAM Holding Company, Mr. Heathwood may be deemed to own beneficially all of the shares of Common Stock that BPAM Holding Company may be deemed to own beneficially. Therefore, each of the Reporting Persons may be deemed to own beneficially 1,401,470 shares of Common Stock of the Issuer.

(5)
Mr. Bolin was granted an option to purchase 11,667 shares of Common Stock under the Company's Non-Employee Director's Stock Option Plan. Mr. Bolin immediately assigned all of his right, title and interest in such options to AMLP. Mr. Bolin is a Managing Director of Citadel Investment Group. Mr. Bolin disclaims beneficial ownership of all shares beneficially owned by AMLP.

(6)
Includes an aggregate of 21,667 shares of Common Stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of May 15, 2003.

(7)
Includes an aggregate of 27,000 shares of Common Stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of May 15, 2003.

(8)
Includes an aggregate of 21,667 shares of Common Stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of May 15, 2003.. Mr. Doyle disclaims beneficial ownership of 1,273 shares of Common Stock.

(9)
Includes an aggregate of 67,500 shares of Common Stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of May 15, 2003.

(10)
Includes an aggregate of 20,000 shares of Common Stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of May 15, 2003.

(11)
Based on the Schedule 13D/A (Amendment No. 22) filed jointly on October 20, 2002 by Appaloosa Management L.P. ("AMLP") and David A. Tepper; Mr. Tepper is the President of Appaloosa Partners Inc., the general partner of AMLP. Includes (i) 349,546 shares of common stock held by Mr.Tepper and persons and entities for which Mr.Tepper exercises sole voting and dispositive power with respect to such shares, (ii) 43,334 shares of Common Stock issuable upon the exercise of options to purchase shares of Common Stock under the 1993 Non-Employee Directors Stock Option Plan and (iii) 3,669,359 shares of common stock held by AMLP. Except to extent of pecuniary interest in the investment funds controlled by AMLP, Mr. Tepper disclaims beneficial ownership of the following securities.

(12)
Includes an aggregate of 49,999 shares of Common Stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of May 15, 2003.

(13)
Includes an aggregate of 78,666 shares of Common Stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of May 15, 2003.

(14)
Includes an aggregate of 421,794 shares of Common Stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of May 15, 2003.

Securities Authorized for Issuance Under Equity Compensation Plans

	Number of securities to be issued upon the exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance
The 1984 Plan	7,500	$1.45	—
The 1993 Plan	100,000	$27.44	10,000
The 1998 Plan	63,070	$6.50	71,670
The 1999 Program	409,500	$18.96	293,445
The 2000 Option Plan	1,024,502	$28.90	496,666
The Stock Election Plan	—	—	50,000

Equity compensation plans approved by Stockholders	1,604,572	$25.26	921,781
Stand Alone Options, not approved by Stockholders	622,600	$16.37	—

Total	2,227,172	$22.77	921,781

Standalone options not approved by Stockholders

        In 1997, 1998, 1999 Inamed granted 1,217,500 standalone options for shares of common stock to executives in connection with their hiring. The exercise price per share is the fair market value per share on the date of grant. These options vested ratably over three years.

        In 2001, Inamed granted a standalone option for 300,000 shares of common stock to an executive in connection with his hiring. The exercise price per share is the fair market value per share on the date of grant. These options vest ratably on the first, second, and third anniversaries of the grant date. Some or all of these options may also vest immediately upon a change-of-control, as defined in the option agreement.

        In 2001, Inamed also granted a standalone option for 100,000 shares of common stock to another executive in connection with his hiring. The exercise price per share is the fair market value per share on the date of grant. These options vest ratably on the first, second, and third anniversaries of the grant date. Some or all of these options may also vest immediately upon a change-of-control, as defined in the option agreement.

EXECUTIVE COMPENSATION AND OTHER MATTERS
Summary Compensation Table

        The following table sets forth, for each of the last three fiscal years, all compensation awarded to, paid to or earned by the Company's Chief Executive Officer and the four other most highly compensated executive officers (the "Named Executive Officers").

	Annual Compensation				Long-Term Compensation
Name and Principal Positions	Year	Salary $	Bonus $	Other Annual Compensation $(1)	Stock Options Granted (In Shares) (#)	All Other Compensation ($)(2)
Nick Teti(4) Chairman, President, and Chief Executive officer	2002 2001	400,000 161,538	300,000 100,000	— —	— 300,000	4,800 535,353	(11) (5)
Vicente Trelles Executive Vice President and Chief Operations Officer	2002 2001 2000	273,561 270,004 208,886	165,000 75,000 45,000	— — —	— 56,000 18,000	4,400 5,325 5,010
Ken Pearce(7) President, Inamed International	2002 2001 2000	240,000 220,000 200,000	90,000 70,000 40,000	20,000 18,800 17,400	— — —	7,500 18,000 16,000	(6) (6) (6)
Declan Daly(9) Senior Vice President, Corporate Controller and Principal Accounting Officer	2002	216,500	125,000	12,600	19,000	82,341	(10)
Hani Zeini(8) Executive Vice President, North America Inamed Aesthetics	2002 2001	261,336 120,504	190,000 31,625	— —	— 100,000	23,633 —	(3)

(1)
Amounts shown consist of an automobile allowance.

(2)
Amounts shown, unless otherwise noted, reflect employer contributions to group term life insurance premium and matching contributions made by the Company under its 401(k) plan.

(3)
Consists of relocation expenses.

(4)
Mr. Teti joined the Company as President and Chief Executive Officer beginning August 1, 2001, and was elected Chairman of the Board July 23, 2002.

(5)
Includes an employer contribution to group term life insurance premium and matching contributions made by the Company under its 401(k) plan of $712; relocation allowance and moving expenses, including expenses with respect to the sale of his former residence, of $306,342; temporary living expenses of $9,849; and an amount of $218,468 which represents the amount of a loan forgiven by the Company. The Company provided a loan to Mr. Teti in connection with his relocation. The loan was repaid with the proceeds of the sale of his former residence, however, $142,000 was forgiven by the Company and grossed up to $218,468.

(6)
Consists of travel expenses for home visits.

(7)
Mr. Pearce resigned as President, Inamed International Corp. in April 2003.

(8)
Mr. Zeini Joined the Company as Executive Vice President, North America, Inamed Aestetics beginning October 1, 2001.

(9)
Mr. Daly was promoted to Senior Vice President in September 2002.

(10)
Consists of a relocation allowance.

(11)
Consists of club dues.

Option Grants in Last Fiscal Year

        The following table sets forth certain information regarding grants of stock options or warrants made to each of the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2002.

Individual Grants
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
% of Total Options Granted to Employees in Fiscal Year (2)
Number of Securities Underlying Options Granted (#)(1)
Name			Exercise Price ($/Sh)
				Expiration Date	5%($)	10%($)
Declan Daly	19,000	2.2%	27.26	11/15/2012	325,729	825,463
Kenneth Pearce	—	—	—	—	—	—
Nicholas S. Teti	—	—	—	—	—	—
Vicente Trelles	—	—	—	—	—	—
Hani M. Zeini	—	—	—	—	—	—

(1)
Unless otherwise noted, amounts represent shares of Common Stock underlying warrants and/or options to purchase shares of Common Stock.

(2)
In 2002, the Company granted stock options covering a total of 887,000 shares of Common Stock to Company employees under all stock option plans maintained by the Company.

(3)
The assumed 5% and 10% annual rates of appreciation over the term of the options are set forth in accordance with the Securities and Exchange Commission ("SEC") rules and regulations and do not represent the Company's estimates of stock price appreciation. The potential realizable value is calculated by assuming that the stock price on the date of grant appreciates at the indicated rate, compounded annually, for the entire term of the option and that the option is exercised and the stock is sold on the last day of its term at this appreciated stock price. No valuation method can accurately predict future stock prices or option values because there are too many unknown factors. No gain to the optionee is possible unless the stock price increases over the option term. Such a gain in stock price would benefit all stockholders.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

        The following table sets forth certain information concerning exercises of stock options and warrants by the executive officers named in the Summary Compensation Table in fiscal year 2002 and unexercised stock options and warrants held by the executive officers named in the Summary Compensation Table as of December 31, 2002.

			Number of Securities Underlying Unexercised Options at 2002 Fiscal Year-End(#)
					Value of Unexercised In-The-Money Options at 2002 Fiscal Year-End($)(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Declan Daly	—	—	19,000	29,000	133,600	91,460
Kenneth D. Pearce	—	—	67,500	—	915,875	—
Nicholas L. Teti	—	—	99,999	200,001	577,994	1,156,005
Vicente Trelles	—	—	70,666	43,334	517,425	410,874
Hani M. Zeini	—	—	33,333	66,667	459,995	920,004

(1)
On December 31, 2002 (the last trading day of 2002), the last reported sales price of the Company's common stock as reported on the NASDAQ National Market was $30.80.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

        On July 23, 2001, the Company entered into an employment agreement with Nicholas L. Teti in connection with his employment as Chief Executive Officer. Mr. Teti's employment agreement provides that Mr. Teti will receive (i) a base salary of $400,000, (ii) a bonus based on attainment of designated objectives of the Compensation Committee, (iii) options to purchase 300,000 shares of the Company's Common Stock, (iv) a relocation package to defray his costs of moving to Santa Barbara, California and (v) a loan of $200,000 payable in one-third annual installments beginning in 2003. Mr. Teti's employment agreement also provides that upon termination of Mr. Teti's employment by the Company without "cause" (as defined in the agreement), Mr. Teti will be entitled to severance compensation equal to twenty-four months of base salary if Mr. Teti is terminated during the initial three-year term or twelve months of base salary if Mr. Teti is terminated during any subsequent one-year extension term. Additionally, Mr. Teti's employment agreement also provides that upon a "change in control" (as defined in the agreement) and a subsequent termination of Mr. Teti, Mr. Teti will be entitled to payment of his base salary through the date of his termination, a payment equal to the greater of (i) three times the sum of his base salary at the time of the change of control, or (ii) three times the sum of his base salary at the time of his termination and payment of any annual bonus awarded but not yet paid. Mr. Teti will also be entitled to the continuation of certain insurance and other benefits for a period of time not exceeding eighteen months.

        In September 2001, the Company entered into an employment agreement with Hani Zeini in connection with his employment as Executive Vice President North America Inamed Aesthetics. Mr. Zeini's employment agreement provides that Mr. Zeini will receive (i) a base salary of $245,000, (ii) a bonus up to 50 percent of his salary in the Management Incentive Plan, (iii) options to purchase 100,000 shares of the Company's Common Stock, (iv) a relocation package to defray his costs of moving to Santa Barbara, California and (v) a one time signing bonus of $40,000. Mr. Zeini's employment agreement also provides that upon a "change in control" (as defined in the agreement) and a subsequent termination of Mr. Zeini, Mr. Zeini will be entitled to payment of his base salary through the date of his termination, a payment equal to the greater of (i) two times the sum of his base salary at the time of the change of control, or (ii) two times the sum of his base salary at the time of his termination and payment of any annual bonus awarded but not yet paid. Mr. Zeini will also be entitled to the continuation of certain insurance and other benefits for a period of time not exceeding eighteen months.

        In January 2003, the Company entered into an employment agreement with Robert Vaters in connection with his employment as Executive Vice President and Chief Financial Officer. Mr. Vaters's employment agreement provides that Mr. Vaters will receive (i) a base salary of $300,000, (ii) a bonus up to 50 percent of his salary in the Management Incentive Plan, and (iii) options to purchase 150,000 shares of the Company's Common Stock. Mr. Vaters's employment agreement also provides that upon a "change in control" (as defined in the agreement) and a subsequent termination of Mr. Vaters, Mr. Vaters will be entitled to payment of his base salary through the date of his termination, a payment equal to the greater of (i) two times the sum of his base salary at the time of the change of control, or (ii) two times the sum of his base salary at the time of his termination and payment of any annual bonus awarded but not yet paid. Mr. Vaters will also be entitled to the continuation of certain insurance and other benefits for a period of time not exceeding twelve months.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee determines all aspects of compensation arrangements for the executive officers of the Company, approves recommendations as to compensation for certain of the Company's other senior employees and administers the Company's employee stock option and stock purchase plans and the Company's senior management bonus plan. All of the members of the

Compensation Committee are outside directors as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended.

Compensation Policies and Goals

        The Company's goal is to retain, motivate and reward management of the Company through its compensation policies and awards, while aligning management's interests more closely with those of the Company and its stockholders. Indeed, the Company believes that executive compensation should be closely related to the value delivered to stockholders. As a result, the Company has sought to develop incentive pay programs that provide competitive compensation and reflect Company performance. Both short-term and long-term incentive compensation are based on Company performance and the value received and to be received by stockholders.

        The Company strives to provide a total compensation package that is competitive with opportunities for similarly-situated executives at comparable companies, without becoming a price leader. In order to monitor competitive conditions, the Company and the Compensation Committee utilize publicly available executive compensation reports for medical device companies, as well as regional executive compensation statistics and trends. From time to time, the Compensation Committee commissions studies by independent compensation firms.

Compensation Make-Up and Measurement

        At present, the Company's executive compensation program consists of three components: base salary, short-term incentives and long-term incentives, each of which is intended to serve the Company's overall compensation philosophy.

        Base Salary.    The Company's salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance of the Company and general economic conditions as well as a number of factors relating to the particular individual, including the performance of the individual executive, level of experience, ability and knowledge of the job.

        Short-Term Incentives.    In 2002, the Board of Directors adopted a system that tied bonuses to a specific minimum earnings target which were met.

        Long-Term Incentives.    Stock options are granted from time to time to reward key employees for their contributions. The grant of options is based primarily on the key employee's potential contribution to the Company's growth and profitability. During 2002, option grants were made primarily to new executives. The size and other terms and conditions of grants were based primarily on the Compensation Committee's assessment of competitive conditions for executives with similar skills and experience at comparable companies. Grants made to continuing executives were based on the individual's contribution and the level of responsibility, experience and ability, as well as competitive conditions.

Compensation of Chief Executive Officer

        The Board of Directors elected Mr. Teti to be Chief Executive Officer on August 1, 2001. Mr. Teti was elected Chairman of the Board of Directors on July 23, 2002. The Company entered into a three-year employment agreement with Mr. Teti in order to assure his long-term commitment to the Company. The base compensation level in the employment agreement, and other terms, were determined based upon the anticipated responsibilities to be performed by Mr. Teti, his expected performance in managing and directing the Company's operations, and his efforts in assisting the Company to improve its capital base.

        Mr. Teti's compensation, including his base salary, bonus and stock option grant, was determined within the same framework established for all executive officers of the Company. Mr. Teti's base salary was $400,000 and his bonus award for 2002 was $300,000. The amount of Mr. Teti's bonus award was determined based upon a review of his performance during the past fiscal year in managing and directing the Company's operations, growing and progressing the Company's product development pipeline, and assisting the Company to improve its capital base.

        On August 1, 2001, Mr. Teti was granted an option to purchase 300,000 shares of Common Stock. The exercise price of the stock option was set at fair market value on the grant date. Subject to the terms applicable to his grant, one-third of the stock option became exercisable on August 2, 2002. The option expires five years from the grant date.

Policy With Respect To Qualifying Compensation for Deductibility

        The Company's ability to deduct compensation paid to individual covered officers is generally limited by Section 162(m) of the Internal Revenue Code of 1986, as amended, to $1 million annually. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit, if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the Board committee that establishes such goals consists only of "outside directors."

        While the tax impact of any compensation arrangement is a significant factor to be considered, any such impact is evaluated in light of the Compensation Committee's overall compensation philosophy and objectives. The Compensation Committee will consider ways to maximize the deductibility of executive compensation, while retaining the discretion the Compensation Committee deems necessary to compensate officers in a manner commensurate with performance and the competitive environment for executive talent. As a result, from time to time the Compensation Committee may award compensation that is not fully deductible if the Compensation Committee determines that an award is consistent with it philosophy and is in the best interests of the Company and its stockholders.

        After an analysis of competitive practices and a thorough review of the alternatives, the Committee determined that it was appropriate to grant options to Mr. Teti and Hani Zeini that were not subject to the 2000 Option Plan. At the time, the 2000 Option Plan did not include sufficient shares to cover these option grants. The Compensation Committee and the Board of Directors determined that it was in the best interests of the Company and its stockholders to grant such options in order to attract and retain Mr. Teti and Mr. Zeini. However, because these options were not granted pursuant to a plan approved by the Company's stockholders, the compensation derived from these options will not be considered "performance-based" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Respectfully submitted,
James E. Bolin
Mitchell S. Rosenthal, M.D.
John F. Doyle, Chairman Compensation Committee of the Board of Directors

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee served as an officer or employee of the Company or any of its subsidiaries during 2002 or was previously an officer of the Company or any of its subsidiaries. During 2002, no executive officer of the Company served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

REPORT OF THE AUDIT COMMITTEE

        To the Board of Directors of Inamed Corporation:

        The Audit Committee of the Board of Directors of the Company assists the Board in executing its responsibilities. The Audit Committee is responsible for, among other things, making a recommendation to the Board for the selection and retention of the Company's independent accountants; reviewing and approving the independent auditor's engagement letter (including proposed fees); the oversight of the Company' accounting and financial reporting processes; the oversight of the Company's system of internal controls and for the pre-approval of all non-audit services provided by the Company's independent auditors.

        The Audit Committee is composed of three non-employee members, each of whom is independent as defined by the National Association of Securities Dealers ("NASD"). The Audit Committee operates under a charter approved by the Board of Directors.

        The Committee has reviewed and discussed the audited financial statements with KPMG, L.L.P., the Company's independent auditors, and with the Company's management, including judgment as to the quality, not just the acceptability, of the financial presentations, and including certain matters required by Independent Standards Board Standard No. 1. It has received written disclosures and the letter required by the Independent Standards Board from KPMG, L.L.P. and has discussed with them their independence.

        The Committee held meetings with KPMG during 2002 in regards to their audit of the annual financial statements for the year ended December 31, 2002. In addition, meetings were held each quarter to review quarterly financial reports prior to their issue and with respect to the first quarter of 2002, meetings were held with Arthur Andersen, our former auditors.

        In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the Board has approved, that the audited statements be included in the Company's Annual Report on Form 10K for the year ended December 31, 2002 filed with the Securities and Exchange Commission. The Committee also recommended the reappointment of KPMG, L.L.P. as the Company's independent auditors for the year ending December 31, 2003 to the Company's Board.

Respectfully submitted,
James E. Bolin
John F. Doyle
Malcolm R. Currie, Ph.D., Chairman Audit Committee of the Board of Directors

INDEPENDENT PUBLIC ACCOUNTANTS

        Arthur Andersen LLP was previously the principal accountants for Inamed Corporation. On July 19, 2002, that firm's appointment as principal accountants was terminated and KPMG LLP was engaged as principal accountants. The decision to change accountants was approved by the Audit Committee of the Board of Directors.

        In connection with the audits of the two fiscal years ended December 31, 2001, and the subsequent interim period through July 19, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement in connection with their report for such years; and there were no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K.

        The audit reports of Arthur Andersen LLP on the consolidated financial statements of Inamed Corporation and subsidiaries as of and for the years ended December 31, 2001 and 2000, did not contain any adverse opinions, disclaimer of opinions, nor were they qualified or modified as to the uncertainty, audit scope, or accounting principles.

        The Company has provided Arthur Andersen LLP with a copy of the Form 8-K filed on July 23, 2002 and has requested Arthur Andersen LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements in the Form 8-K. The Company has attempted to contact Arthur Andersen's offices in order to ascertain whether the firm will supply this letter. After reasonable efforts, the Company was unable to obtain the letter from Arthur Andersen and the Company has therefore omitted the letter from the Form 8-K/A pursuant to Item 304T (b)(2) of Regulation S-K.

        During the two years ended December 31, 2001 and through July 19, 2002, the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the audit opinion that might be rendered on Inamed's consolidated financial statements, or any other matters or reportable events listed in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

Fees Paid to Independent Auditors

        As part of its duties, the Audit Committee also considered whether the provision of services other than audit services during the fiscal year ending December 31, 2002 by KPMG LLP, the Company's independent public accountants for that period, is compatible with maintaining the accountants' independence. Fees for all services provided our independent public accountants for fiscal year 2002 are as follows:

        Audit Fees.    The total aggregate fees billed for professional services rendered by KPMG LLP for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 and for review of the financial statements included in the Company's Forms 10-Q for such year were $750,000.

        The total aggregate fees billed for professional services rendered by Arthur Andersen for the review of the Company's financial statements included in the Company's Forms 10-Q for such year were $20,000.

        Financial Information Systems Design and Implementation Fees.    There were no fees for professional services rendered by KPMG LLP as described in paragraph (c) (4) (ii) of Rule 2-01 of Regulation S-X.

        All Other Fees.    The total aggregate fees billed for professional services rendered by KPMG for services not included under the heading "Audit Fees" or "Financial Information Systems Design and Implementation Fees" for the fiscal year ended December 31, 2002 were $13,000. There were no other fees billed for professional services rendered by KPMG for the fiscal year ended December 31, 2002.

        The Audit Committee approves all other professional services only if such services would not impair KPMG LLP's independence in fact or appearance. As a result of this process, KPMG LLP performs other professional services only in limited circumstances.

COMMON STOCK PERFORMANCE

        The following graph sets forth the Company's total stockholder return as compared to the NASDAQ Market Index and the Standard & Poor's Medical Products and Supplies Index over the period from December 31, 1997 until December 31, 2002. The total stockholder return assumes $100 invested at December 31, 1997 in the Company's Common Stock, the NASDAQ Market Index and the Standard & Poor's Medical Products and Supplies Index. All values assume reinvestment of the pre-tax value of dividends paid by companies included in these indices and are calculated as of December 31 of each year. The historical stock price performance of the Common Stock shown in the performance graph below is not necessarily indicative of future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG INAMED CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE S & P HEALTH CARE EQUIPMENT INDEX

        * $100 invested on 12/31/97 in stock or index—including reinvestment of dividends. Fiscal year ending December 31.

	12/1997	12/1998	12/1999	12/2000	12/2001	12/2002
Inamed Corporation	100.00	185.23	797.73	371.60	546.73	560.00
NASDAQ Stock Market (U.S.)	100.00	140.99	261.48	157.77	125.16	86.53
S&P Health Care (Medical Products & Supplies)	100.00	141.59	130.52	191.60	181.88	158.86

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Mr. Teti received a loan from the Company in connection with his relocation to the Company's headquarters in Santa Barbara, California. As of December 31, 2002, $200,000 was outstanding. The loan from the Company bears interest at the minimum rate necessary to avoid imputed income under the Internal Revenue Code. Repayment of the principal of the loan will be made in one-third installments no later than February 28 of each of 2003, 2004 and 2005, with all accrued interest due and payable on February 28, 2005. The first installment payment has been made.

        In 2002, Inamed paid $700,000 to a marketing consulting firm, whose Chief Executive Officer, President and Board member is the son-in-law of Malcolm Currie. Management believes that the terms entered into are at arms-length and that such terms are comparable to those with third parties.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such person.

        To the Company's knowledge and based solely on our review of such reports furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to its executive officers, directors and greater-than-10% stockholders were complied with, except that Malcolm Currie filed two late reports with respect to an aggregate of two transactions and Richard Babbitt filed two late reports with respect to an aggregate of six transactions.

Stockholder Proposals

        Pursuant to the General Rules under the Securities Exchange Act of 1934, proposals of stockholders intended to be presented at the 2003 Annual Meeting pursuant to SEC Rule 14a-8 must be received by the Secretary of the Company on or before the date occurring 120 calendar days before the first anniversary of the date of this proxy statment to be considered for inclusion in the proxy materials for that meeting. In addition, the By-laws of the Company contain requirements relating to the timing and content of the notice which stockholders must provide to the Secretary of the Company for any matter or any director nomination to be properly presented at a stockholders meeting. Specifically, proposals of stockholders or director nominations intended to presented at the 2004 Annual Meeting must be received by the Secretary of the Company no earlier than March 13, 2004 and no later than April 12, 2004. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company's proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

Annual Report

        The Company has sent, or is concurrently sending, all of its stockholders of record as of May 30, 2003 a true copy of its Annual Report for the fiscal year ended December 31, 2002. Such report contains the Company's certified consolidated financial statements for the fiscal years ended December 31, 2002, 2001 and 2000.

By Order of the Company,

Joseph A. Newcomb Secretary

Dated: June 16, 2003

ANNEX A
INAMED CORPORATION
2000 EMPLOYEE STOCK PURCHASE PLAN

1.
Purpose. The Inamed Corporation 2000 Employee Stock Purchase Plan, previously adopted effective as of January 1, 2000, is hereby amended and restated as of May 12, 2003, subject to the approval of the Company shareholders. The Plan has been established and maintained for the benefit of Employees of the Company, its wholly owned Subsidiaries and any subsequently Designated Subsidiaries of the Company. The Plan is intended to provide the Employees of the Employer with an opportunity to purchase Shares through accumulated payroll deductions and/or the Employee's cash payments made pursuant to the Plan. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code, and the provisions of the Plan shall be construed in a manner consistent with the requirements of such section of the Code.

2.
Definitions. For purposes of the Plan:

(a)
"Affiliates" shall have the meaning set forth in Rule 12b-2 under the Exchange Act.

(b)
"Associates" shall have the meaning set forth in Rule 12b-2 under the Exchange Act.

(c)
"Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

(d)
"Board" shall mean the Board of Directors of the Company.

(e)
"Change in Capitalization" shall mean any increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

(f)
"Change of Control" of the Company shall be deemed to occur on the first to occur of the following: (i) any Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this definition) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

  (g)
  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

  (h)
  "Committee" means a committee appointed by the Board to administer the Plan and to perform the functions set forth herein.

  (i)
  "Company" shall mean Inamed Corporation, a Delaware corporation.

  (j)
  "Compensation" shall mean the fixed salary, wages, commissions, and overtime pay paid by an Employer to an Employee as reported by the Employer to the United States government for Federal income tax purposes, including an Employee's portion of deferral contributions pursuant to Section 401(k) of the Code, any amount excludable pursuant to Section 125 of the Code and/or any non-qualified compensation deferral, but excluding any foreign service allowance, severance pay, expenses or other special emolument or any credit or benefit under any employee plan maintained by the Employer.

  (k)
  "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Employee's Employer, if such leave is for a continuous period of not more than one year or reemployment upon the expiration of such leave is guaranteed by contract or statute.

  (l)
  "Designated Subsidiaries" shall mean the Subsidiaries of the Company which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan, which may include corporations which become Subsidiaries of the Company after the adoption of the Plan.

  (m)
  "Effective Date" shall mean January 1, 2000, subject to the approval of the Company's shareholders, which must occur within twelve months of the date the Plan is adopted by the Board.

  (n)
  "Employee" shall mean any person, including an officer, who as of an Offering Date is regularly employed 20 hours or more per week by the Company, a wholly owned Subsidiary of the Company or a Designated Subsidiary of the Company and who has completed a Year of Service.

  (o)
  "Employer" shall mean, as to any particular Employee, the corporation which employs such Employee, whether it is the Company, a wholly owned Subsidiary of the Company or a Designated Subsidiary of the Company.

  (p)
  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  (q)
  "Exercise Date" shall mean the last business day of each Offering Period, except as the Committee may otherwise provide.

  (r)
  "Fair Market Value" shall mean the fair market value of the Shares as determined by the Committee in its sole discretion; provided, however, that (A) if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or on the last date preceding such date on which a sale was reported, (B) if the Shares are admitted to quotation on the NASDAQ stock Market ("NASDAQ") or other comparable quotation system and have been designated as a National Market System ("NMS") security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported, or (C) if the Shares are admitted to quotation on NASDAQ and have not been designated a NMS security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date.

  (s)
  "Offering Date" shall mean February 1st or August 1st of each Plan Year. The Offering Date of an Offering Period is the grant date for the options offered in such Offering Period.

  (t)
  "Offering Period" shall mean any six-month period beginning with an Offering Date prior to the end of the Term of the Plan, except that the first Offering Period under the Plan shall begin with the Effective Date and shall end on June 30, 2000, and except that the Committee shall have the power to change the duration of other Offering Periods; provided, however, that no option granted under the Plan shall be exercisable more than twenty-seven (27) months from its grant date.

  (u)
  "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an option, each of the corporations other than the Company owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporation in such chain.

  (v)
  "Participant" shall mean an Employee who participates in the Plan.

  (w)
  "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

  (x)
  "Plan" shall mean this Inamed Corporation Employee Stock Purchase Plan, as amended from time to time.

  (y)
  "Plan Year" shall mean the calendar year, except that the first Plan Year shall begin on the Effective Date and shall end on the next December 31st.

  (z)
  "Shares" shall mean shares of the common stock, $.01 par value, of the Company (including any new, additional or different stock or securities resulting from a Change of Capitalization.

  (aa)
  "Subsidiary" shall mean any corporation in an unbroken chain of corporations, beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possession fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  (bb)
  "Year of Service" shall mean each successive period of twelve (12) consecutive months (from an Employee's original employment date) during which the Employee's hours of employment are 1,000 hours or more.

3.
Eligibility.

(a)
Subject to the requirements of Section 4(b) hereof, any person who is a regular Employee as of an Offering Date shall be eligible to participate in the Plan and be granted an option for the Offering Period commencing on such Offering Date.

(b)
Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose shares would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possession five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary or Parent of the Company, or (ii) which permits such Employee's right to purchase shares under all employee stock purchase plans (as described in Section 423 of the Code, of the Company and any Subsidiary or Parent of the Company to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such shares (determined at the time such option is granted) for any calendar year in which such option would be outstanding at any time.

4.
Grant of Option; Participation; Price.

(a)
On each Offering Date, the Company shall commence an offering by granting each eligible Employee an option to purchase Shares, subject to the limitations set forth in Section 3(b) and 10 hereof.

(b)
Each eligible Employee may elect to become a Participant in the Plan with respect to an Offering Period, by filing an agreement with his or her Employer authorizing payroll deductions in accordance with Section 5 hereof. Such authorization will remain in effect for subsequent Offering Periods, until modified or terminated by the Participant by giving written notice to his or her Employer prior to the next occurring Exercise Date. Additionally, a Participant may participate to a greater extent by making cash payments in accordance with Section 5 hereof.

(c)
The option price per Share subject to an offering shall be the lesser of eighty-five percent (85%) of the Fair Market Value of a Share on the Offering Date and eighty-five percent (85%) of the Fair Market Value of a Share on the Exercise Date.

5.
Payroll Deductions and Cash Payments. Subject to Section 4(b) hereof, a Participant may, in accordance with rules and procedures adopted by the Committee, authorize a payroll deduction of any whole percentage from 1 percent to 15 percent of such Participant's Compensation each pay period (the permissible range within such percentages to be determined by the Committee from time to time). A Participant may increase or decrease such payroll deduction (including a cessation of payroll deductions) at any time but not more frequently than once each Offering Period, by filing a new authorization from with his or her Employer. All payroll deductions made by a Participant shall be credited to such Participant's account under the Plan.

6.
Exercise of Option.

(a)
Unless a Participant withdraws from the Plan as provided in Section 8 hereof, or unless the Committee otherwise provides, such Participant's election to purchase Shares shall be exercised automatically on the Exercise Date, and the maximum number of Shares subject to such option will be purchased for such Participant at the applicable option price with accumulated payroll deductions and any additional cash payments made by the Participant in accordance with Section 5 hereof.

(b)
Any cash balance remaining in a Participant's account after the termination of an Offering Period will be carried forward to the Participant's account for the purchase of Shares during the next Offering Period if the Participant has elected to continue to participate in the Plan. Otherwise, the Participant will receive a cash payment equal to the cash balance of his or her account.

(c)
The Shares purchased upon exercise of an option hereunder shall be credited to the Participant's account under the Plan as of the Exercise Date and shall be deemed to be transferred to the Participant on such date. Except as otherwise provided herein, the Participant shall have all rights of a shareholder with respect to such Shares upon their being credited to the Participant's account.

7.
Delivery of Shares.

(a)
As promptly as practicable after receipt by the Company of a written request for Shares from any Participant, the Company shall arrange the delivery to such Participant of a share certificate representing the Shares to which the Participant is entitled and which the

    Participant requests (any fractional Share being paid in cash). Subject to Section 7(b) hereof, requests for Shares may be made no more frequently than once each Offering Period. Shares received upon share dividends or share splits shall be treated as having been purchased on the Exercise Date of the Shares to which they relate.

  (b)
  Notwithstanding anything in Section 7(a) hereof to the contrary, Shares may be requested by a Participant more than once during an Offering Period upon the prior approval of the Committee, in its sole discretion.

8.
Withdrawal, Termination of Employment.

(a)
A Participant may request at any time all, but not less than all, cash amounts withheld under the Plan that have not been used to purchase Shares (including, without limitation, the payroll deductions and cash payments made by such Participant pursuant to this Plan) by giving written notice to the Company prior to the next occurring Exercise Date. All such payroll deductions and cash payments made by a Participant pursuant to this Plan shall be paid to such Participant promptly after receipt of such Participant's request, and such Participant's option for the Offering Period in which the request occurs shall be automatically terminated. No further payroll deductions for the purchase of Shares will be made for such Participant during such Offering Period.

(b)
Upon termination of a Participant's continuous Status as an Employee during the Offering Period for any reason, including voluntary termination, retirement or death, the payroll deductions and cash payments made by a Participant pursuant to this Plan that have not been used to purchase Shares shall be returned to such Participant or, in the case of such Participant's death, to the person or persons entitled thereto under Section 12 hereof, and such Participant's option will be automatically terminated.

(c)
A Participant's withdrawal from an offering will not have any effect upon such Participant's eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

9.
Dividends and Interest.

(a)
Cash dividends paid on Shares purchased pursuant to this Plan shall be promptly paid to such Participant in cash. Dividends paid in property other than cash, in Shares or in share splits of the Shares shall be distributed to Participants as soon as practicable.

(b)
No interest shall accrue on or be payable with respect to the payroll deductions or cash payments made by a Participant pursuant to this Plan.

10.
Shares.

(a)
The maximum number of Shares which shall be reserved for sale under the Plan shall be 400,000 Shares, which number shall be subject to adjustment upon Changes in Capitalization of the Company as provided in Section 16 hereof. Such Shares shall be either authorized and unissued Shares or Shares which have been reacquired by the Company. If the total number of Shares which would otherwise be subject to options granted pursuant to Section 4(a) hereof on an Offering Date exceeds the number of Shares then available under the Plan (after deduction of all Shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the Shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Committee shall give written notice to each Participant of such reduction of the number of option Shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

  (b)
  Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or, at the election of the Participant, in the name of the Participant and another person as joint tenants with rights of survivorship.

11.
Administration. The Plan shall be administered by the Committee and the Committee may select administrator(s) to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. Except as otherwise provided by the Committee, each Employer shall be charged with all expenses incurred in the administration of the Plan with respect to such Employer's Employees. No member of the committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder.

12.
Designation of Beneficiary.

(a)
A Participant may file with the Company, on forms supplied by the Company, a written designation of a beneficiary who is to receive any Shares and cash to which the Participant is entitled under the Plan in the event of the Participant's death.

(b)
Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company, on forms supplied by the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant in accordance with the applicable laws of descent and distribution, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

13.
Transferability. Neither payroll deductions nor cash payments made by a Participant pursuant to this Plan nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant (other than by will, the laws of descent and distribution or as provided in Section 12 hereof). Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to request funds in accordance with Section 8 hereof.

14.
Use of Funds. All payroll deductions and additional cash payments received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such funds.

15.
Reports. Individual reports will be generated for each Participant in the Plan. Such reports will be given to Participants as soon as practicable following each Offering Period, which reports will set forth the amounts of payroll deductions, additional cash payments, the per Share purchase price, the number of Shares purchased, the aggregate Shares in the Participant's account and the remaining cash balance, if any. Effect of Certain Changes. In the event of a Change in

  Capitalization or the distribution of an extraordinary dividend, the Committee shall conclusively determine the appropriate equitable adjustments, if any, to be made under the Plan, including without limitation, adjustments to the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under option, as well as the price per Share covered by each option under the Plan which has not yet been exercised. In the event of a Change of Control of the Company, the Offering Period shall terminate, unless otherwise provided by the Committee.

16.
Term of Plan. Subject to the Board's right to discontinue the Plan (and thereby end its Term) pursuant to Section 18 hereof, the Term of the Plan (and its last Offering Period) shall end on January 1, 2010. Upon any discontinuance of the Plan, unless the Committee shall determine otherwise, any assets remaining in the Participants' accounts under the Plan shall be delivered to the respective Participant (or the Participant's legal representative) as soon as practicable.

17.
Amendment to and Discontinuance of Plan. The Board may at any time amend, suspend or discontinue the Plan. Except as provided in Section 16 hereof, no such suspension or discontinuance may adversely affect options previously granted and no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant which accrued prior to the date of effectiveness of such amendment without the consent of such Participant. No amendment shall be effective unless it receives the requisite approval of the shareholders of the Company if such shareholder approval of such amendment is required to comply with Rule 16b-3 under the Exchange Act, Section 423 of the Code or to comply with any other applicable law, regulation or stock exchange rule.

18.
Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

19.
Regulations and Other Approvals; Governing Law.

(a)
This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extend that such law is preempted by federal law.

(b)
The obligation of the Company to sell or deliver Shares with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(c)
To the extent applicable hereto, the Plan is intended to comply with Rule 16b-3 under the Exchange Act, and the Committee shall interpret and administer the Plan in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

20.
Withholding of Taxes. If the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to such Participant's exercise of an option, and such disposition occurs within the two-year period commencing on the day after the Offering Date or within the one-year period commencing on the day after the Exercise Date, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of Federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold.

ANNEX B
INAMED CORPORATION
2003 RESTRICTED STOCK PLAN

1.     Establishment, Purpose and Term of Plan.

        1.1    Establishment.    The Inamed Corporation 2003 Restricted Stock Plan (the "Plan") is hereby established effective as of May 12, 2003 (the "Effective Date"), subject to the approval by Company stockholders.

        1.2    Purpose.    The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the growth and profitability of the Company.

        1.3    Term of Plan.    The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed.

2.     Definitions and Construction.

        2.1    Definitions.    Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a)   "Award" means a Restricted Stock Award granted under the Plan.

          (b)   "Award Agreement" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

          (c)   "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

          (d)   "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

          (e)   "Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

          (f)    "Company" means Inamed Corporation, a Delaware corporation, or any successor corporation thereto.

          (g)   "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company.

          (h)   "Director" means a member of the Board.

          (i)    "Disability" means the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant's position with the Company because of the sickness or injury of the Participant.

          (j)    "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of the Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

          (k)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (l)    "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

            (i)    If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

            (ii)   If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (m)  "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

          (n)   "Participant" means any eligible person who has been granted one or more Awards.

          (o)   "Restricted Stock Award" means Stock granted to a Participant pursuant to the terms and conditions of Section 6.

          (p)   "Restriction Period" means the period established in accordance with Section 6.2 during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

          (q)   "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

          (r)   "Securities Act" means the Securities Act of 1933, as amended.

          (s)   "Service" means a Participant's employment or service with the Company, whether in the capacity of an Employee, a Director or a Consultant. A Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Company, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service with the Company shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Participant's Service shall be deemed to have terminated unless the Participant's right to return to Service with the Company is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant's Award Agreement. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

          (t)    "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

          (u)   "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

          (v)   "Vesting Conditions" mean those conditions established in accordance with Section 6.2 prior to the satisfaction of which shares subject to a Restricted Stock Award remain subject to forfeiture or a repurchase option in favor of the Company.

        2.2    Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.     Administration.

        3.1    Administration by the Board.    The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Award shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award. At any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

        3.2    Authority of Officers.    Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

        3.3    Powers of the Board.    In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

          (a)   to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

          (b)   to determine the Fair Market Value of shares of Stock or other property;

          (c)   to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the purchase price of any Stock, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the time of the expiration of any Award, (vi) the effect of the Participant's termination of Service on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

          (d)   to approve one or more forms of Award Agreement;

          (e)   to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

          (f)    to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant's termination of Service;

          (g)   to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards; and

          (h)   to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

        3.4    Indemnification.    In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Company, members of the Board or the Committee and any officers or employees of the Company to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.     Shares Subject to Plan.

        4.1    Maximum Number of Shares Issuable.    Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be One Hundred Thousand (100,000), and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture are forfeited, the shares of Stock allocable to the terminated portion of such Award or such forfeited shares of Stock shall again be available for issuance under the Plan.

        4.2    Adjustments for Changes in Capital Structure.    In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards. If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Awards to provide that such Awards shall be for New Shares. In the event of any such amendment, the number of shares subject to outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

5.     Eligibility.

        Awards shall be granted only to Employees, Consultants or Directors.

6.     Terms and Conditions of Restricted Stock Awards.

        The Board may from time to time grant Restricted Stock Awards upon such conditions as the Board shall determine. Restricted Stock Awards shall be evidenced by a Restricted Stock Award Agreement. Each such Award Agreement shall specify the number of shares of Stock subject to and the other terms, conditions and restrictions of the Award, and shall be in such form as the Board shall establish from time to time. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Restricted Stock Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        6.1    Purchase Price.    No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving a Restricted Stock Award, the consideration for which shall be services actually rendered to the Company or for its benefit.

        6.2    Vesting and Restrictions on Transfer.    Shares issued pursuant to any Restricted Stock Award may be made subject to vesting conditioned upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria (the "Vesting Conditions"), as shall be established by the Board and set forth in the Award Agreement evidencing such Award. During any period (the "Restriction Period") in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event, as defined in Section 8.1, or as provided in Section 6.5. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

        6.3    Voting Rights; Dividends.    Except as provided in this Section and Section 6.2, during the Restriction Period applicable to shares subject to a Restricted Stock Award held by a Participant, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if any such dividends or distributions are paid in shares of Stock, such shares shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which the dividends or distributions were paid.

        6.4    Effect of Termination of Service.    Unless otherwise provided in the grant of a Restricted Stock Award and set forth in the Award Agreement, the effect of the Participant's termination of Service shall be that the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant's termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

        6.5    Nontransferability of Restricted Stock Award Rights.    Rights to acquire shares of Stock pursuant to a Restricted Stock Award may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant.

        6.6    Lock-Up Agreement.    Unless otherwise provided in the grant of a Restricted Stock Award and set forth in the Award Agreement, the shares of Stock subject to any Restricted Stock Award shall be subject to the Lock-Up Agreement defined in Section 12.

7.     Standard Forms of Award Agreement.

        7.1    Award Agreements.    Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Board or its delegate.

        7.2    Authority to Vary Terms.    The Board or its delegate shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

8.     Change in Control.

        8.1    Definitions.

          (a)   An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

          (b)   A "Change in Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

        8.2    Effect of Change in Control on Awards.    In the event of a Change in Control, the lapsing of the Vesting Conditions applicable to the shares subject to the Restricted Stock Award held by a Participants whose Service has not terminated prior to such date shall be fully accelerated effective as of the date of the Change in Control. This acceleration of the lapsing of Vesting Conditions permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control.

9.     Compliance with Securities Law.

        The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

10.   Tax Withholding.

        The Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Company tax withholding obligations have been satisfied by the Participant.

11.   Termination or Amendment of Plan.

        The Board may terminate or amend the Plan at any time. However, without the approval of the Company's stockholders if such approval is required under applicable law or by regulation of any securities exchange upon which the Stock is listed, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2) and (b) no material change in the class of persons eligible to receive Awards. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant.

12.   Lock-Up Agreement.

        The grant of Awards and the issuance of shares of Stock pursuant to any Award is contingent on the shares underlying such Award being subject to a lock-up agreement (the "Lock-Up Agreement") whereby the Participant agrees that, without the prior written consent of the Company, the Participant will not, during the period commencing on the date all Vesting Conditions lapse and ending on the fifth anniversary of the date of such Vesting Conditions lapse (the "Lock-Up Period"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Stock acquired under any Award or any securities convertible into or exercisable or exchangeable for any shares of Stock acquired under any Award (whether such shares or any such securities are now owned by the undersigned or are hereafter acquired) (collectively, the "Securities"), or enter into a transaction which would have the same effect; (2) publicly disclose the intention to make any such offer, sale, pledge or disposition; or (3) enter into any swap, hedge or other arrangement or transaction that transfers to another, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such transaction described in clause (1), (2) or (3) above is to be settled by delivery of Stock or securities, in cash or otherwise. Notwithstanding the foregoing, the terms of this Lock-Up Agreement may be waived by the Board in its sole discretion at any time, and shall also be waived automatically upon the occurrence of any Ownership Change Event as defined in Section 8.1. Upon request by the Company, each Participant shall execute any agreement evidencing such Lock-Up Agreement prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions. The Participant authorizes the Company to cause the Company's transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any Securities for which the undersigned is the record holder and, in the case of any such shares or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities.

13.   Miscellaneous Provisions.

        13.1    Provision of Information.    Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

        13.2    Rights as Employee, Consultant or Director.    No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director, or interfere with or limit in any way the right of the Company to terminate the Participant's Service at any time.

        13.3    Rights as a Stockholder.    A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2 or another provision of the Plan.

        13.4    Beneficiary Designation.    Each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. If a married Participant designates a beneficiary other than the Participant's spouse, the effectiveness of such designation shall be subject to the consent of the Participant's spouse.

ANNEX C
INAMED CORPORATION
2003 OUTSIDE DIRECTOR COMPENSATION PLAN

1.     Establishment, Purpose and Term of Plan.

        1.1    Establishment.    The Inamed Corporation 2003 Outside Director Compensation Plan (the "Plan") is hereby established effective as of May 12, 2003 (the "Effective Date"), subject to the approval by Company stockholders.

        1.2    Purpose.    The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services as Outside Directors of the Company and by creating an additional incentive for such persons to promote the growth and profitability of the Company.

        1.3    Term of Plan.    The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan have lapsed.

2.     Definitions and Construction.

        2.1    Definitions.    Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a)   "Applicable Percentage" means, with respect to a particular month, the annual prime rate of interest as reported in The Wall Street Journal for the first business day of such month.

          (b)   "Award" means any Option or Director Fee Award granted under the Plan.

          (c)   "Award Agreement" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of an Award granted to the Participant.

          (d)   "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

          (e)   "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

          (f)    "Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

          (g)   "Company" means Inamed Corporation, a California corporation, or any successor corporation thereto.

          (h)   "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company.

          (i)    "Deferral Account" means an account established and maintained on the books of the Company pursuant to Section 7 to record Participants Deferred Cash Awards under the Plan.

          (j)    "Deferred Cash Award" means an amount equal to that portion of the Director Fees deferred by the Outside Director under the Plan to be paid in the form of cash together with any interest credited thereto pursuant to Section 7.

          (k)   "Director" means a member of the Board.

          (l)    "Director Fee Award" means any Deferred Cash Award.

          (m)  "Director Fees" mean an Outside Director's annual retainer fee, meeting fees and any other compensation payable with respect to such individual's Service as a Director.

          (n)   "Disability" means the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant's position with the Company because of the sickness or injury of the Participant.

          (o)   "Dividend Equivalent" means a credit to the account of a Participant in an amount equal to the cash dividends paid, if any, on one share of Stock for each share of Stock represented by a Stock Units Award held by such Participant.

          (p)   "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of the Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

          (q)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (r)   "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

            (i)    If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date.

            (ii)   If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (s)   "Option" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. Each Option shall be a nonstatutory stock option; that is, an option not intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

          (t)    "Outside Director" means a Director of the Company who is not an Employee or a Consultant of the Company or any of its subsidiaries.

          (u)   "Participant" means an Outside Director or former Outside Director whom either has been granted one or more Awards or for whom an account is being maintained under the Plan.

          (v)   "Prior Plan Options" means, any option granted pursuant to the Company's 1993 Non-Employee Director's Stock Option Plan which is outstanding on or after the Effective Date.

          (w)  "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

          (x)   "Securities Act" means the Securities Act of 1933, as amended.

          (y)   "Service" means a Participant's employment or service with the Company, whether in the capacity of an Employee, a Director or a Consultant. A Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Company, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service with the Company shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Participant's Service shall be deemed to have terminated unless the Participant's right to return to Service with the Company is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant's Award Agreement. The Participant's Service shall be deemed to have terminated upon an actual termination of Service. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

          (z)   "Stock" means the Common Stock of the Company, as adjusted from time to time in accordance with Section 4.2.

        2.2    Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.     Administration.

        3.1    Administration by the Board.    The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Award shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award. At any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

        3.2    Authority of Officers.    Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

        3.3    Indemnification.    In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company, members of the Board and any officers or employees of the Company to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.     Shares Subject to Plan.

        4.1    Maximum Number of Shares Issuable.    Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Two Hundred and Sixty Thousand (260,000) and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. However, the share reserve, determined at any time, shall be reduced by the number of shares subject to the Prior Plan Options. If an outstanding Award, including any Prior Plan Options, for any reason expires or is terminated or canceled or if shares of Stock are acquired pursuant to an Award, or upon the exercise of an Option, including any Prior Plan Options, subject to a Company repurchase option and are repurchased by the Company, the shares of Stock allocable to the terminated portion of such Award and the shares of Stock allocable to the unexercised portion of such Option or Prior Plan Options or such repurchased shares of Stock shall again be available for issuance under the Plan.

        4.2    Adjustments for Changes in Capital Structure.    In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan, to the Annual Increase, to the Options to be granted automatically pursuant to Section 6.1 and to any outstanding Awards, and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 9.1) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Awards to provide that such Awards shall relate to New Shares. In the event of any such amendment, the number of shares subject to outstanding Awards and the exercise price per share under outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

5.     Eligibility for Participation.

        Only those persons who, either at the time of grant or deferral (as applicable), are serving as Outside Directors shall be eligible to become Participants and either make deferrals to the Plan or to be granted an Award.

6.     Terms and Conditions of Options.

        Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        6.1    Automatic Grant.    Subject to the execution by an Outside Director of an appropriate Award Agreement, Options shall be granted automatically and without further action of the Board, as follows:

          (a)    Initial Option.    Each person who first becomes an Outside Director on or after the Effective Date shall be granted on the date such person first becomes an Outside Director an Option to purchase Five Thousand (5,000) shares of Stock (an "Initial Option"); provided, however, that an Initial Option shall not be granted to a Director who previously did not qualify as an Outside Director but who subsequently becomes an Outside Director as a result of the termination of his or her status as an Employee or Consultant.

          (b)    Annual Option.    Each Outside Director (including any Director who previously did not qualify as an Outside Director but who subsequently becomes an Outside Director) shall be granted on each anniversary of the Outside Director's Initial Option date (the "Annual Option Grant Date"), provided that on such Annual Option Grant Date the Outside Director is still serving as an Outside Director an Option to purchase Five Thousand (5,000) shares of Stock (an "Annual Option").

          (c)    Right to Decline Option.    Notwithstanding the foregoing, any person may elect not to receive an Option pursuant to this Section 6.1 by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted. A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option. A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Option would be granted pursuant to Section 6.1(a) or (b), as the case may be.

          (d)    Limitation on Automatic Grants.    Notwithstanding any provision of the Plan to the contrary, no Option will be granted to an Outside Director who, on the date of grant of such Option, beneficially owns (as defined in Rule 13d-3 of the Exchange Act) five percent (5%) or more of the Stock of the Company.

        6.2    Exercise Price.    The exercise price per share of Stock subject to an Annual Option or an Initial Option shall be the Fair Market Value of a share of Stock on the date of grant.

        6.3    Exercisability and Term of Options.    Each Option shall vest and become exercisable as set forth below and shall terminate and cease to be exercisable on the seventh (7th) anniversary of the date of grant of the Option, unless earlier terminated in accordance with the terms of Section 6.5 or the Award Agreement evidencing such Option.

          (a)    Initial Options.    Except as otherwise provided in the Award Agreement evidencing such Option, each Initial Option shall vest and become exercisable in full on the first anniversary of the date of grant of the Initial Option, provided that the Participant's Service has not terminated prior to the relevant date.

          (b)    Annual Options.    Except as otherwise provided in the Award Agreement evidencing such Option, each Annual Option shall vest and become exercisable in full on the first anniversary of the date of grant of the Annual Option, provided that the Participant's Service has not terminated prior to the relevant date.

        6.4    Payment of Exercise Price.

          (a)    Forms of Consideration Authorized.    Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), or (iv) by any combination thereof.

          (b)    Limitations on Forms of Consideration.

            (i)    Tender of Stock.    Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months or were not acquired, directly or indirectly, from the Company.

            (ii)   Cashless Exercise.    The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

        6.5    Effect of Termination of Service.

          (a)    Option Exercisability.    Subject to earlier termination of the Option as otherwise provided herein, an Option shall be exercisable after a Participant's termination of Service only during the applicable time period determined in accordance with this Section 6.5 and thereafter shall terminate:

            (i)    Disability.    If the Participant's Service with the Company terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Award Agreement evidencing such Option (the "Option Expiration Date").

            (ii)   Death.    If the Participant's Service with the Company terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant's legal representative or other person who acquired the right to exercise the Option by reason of the Participant's death at any time prior to the expiration of twelve (12) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date. The Participant's Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant's termination of Service.

            (iii)  Other Termination of Service.    If the Participant's Service with the Company terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant's Service terminated, may be exercised by the Participant at any time prior to the expiration of six (6) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date.

          (b)    Extension if Exercise Prevented by Law.    Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.5(a) is prevented by the provisions of Section 10 below, the Option shall remain exercisable until the date three (3) months after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

          (c)    Extension if Participant Subject to Section 16(b).    Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.5(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant's termination of Service, or (iii) the Option Expiration Date.

        6.6    Transferability of Options.    During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant's guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

        6.7    Deferral of Option Proceeds.

          (a)   Any Outside Director who has been granted an Option under the Plan may make an irrevocable election to defer the receipt of any proceeds from the exercise of such Option (the "Option Proceeds") into an Option Proceeds account. The Company shall establish an Option Proceeds account on its books in the name of each such Participant.

          (b)   An election to defer Option Proceeds communicated to the Company shall be made no later than six (6) months prior to the date on which such Option is first to be exercised. An election to defer Option Proceeds may be made with respect to all or a portion of the shares covered by an Option. Such an election may only be made once with respect to any Option and shall be irrevocable once made. In addition, such an election shall also include those provisions regarding length of deferral as specified in Section 7.2(c) and shall be in a form approved by the Company. Option Proceeds deferred under the Plan shall be allocated to the Participant's Option Proceeds account in a number of Stock Units equal to the number of shares of Stock that otherwise would have been delivered to such Participant, net of any taxes required to withheld by the Company at the time of exercise of the Option.

          (c)   To qualify for the deferral of Option Proceeds, the Participant must pay the full exercise price with respect to an Option by delivery of shares of Stock already owned by such Participant for at least six (6) months, or attestation to the ownership of such shares (which may include shares received as a result of prior exercise of an Option) having a Fair Market Value (determined as of the date such Option is exercised) equal to all or part of the aggregate exercise price of such Option.

          (d)   The Stock Units credited to a Participant's Option Proceeds account in accordance with this Section 6.7 shall thereafter be treated as provided in Sections 7.7(b) through 7.7(d) and Section 9.4.

7.     Director Fee Deferrals.

        Any Outside Director of the Company receiving Director Fees for services performed as an Outside Director may elect to have all or part of such Director Fees otherwise payable to the Outside Director deferred and paid at the time and in the manner prescribed in this Section 7.

        7.1    Effective Date and Duration of this Section.    This Section 7 shall become effective commencing with the first calendar quarter beginning after the Effective Date and shall continue in effect for the remainder of the calendar year of the Effective Date (the "Initial Plan Year") and each subsequent calendar year commencing during the term (as provided in Section 1.3) of the Plan (a "Plan Year"). Notwithstanding any Participant's prior election pursuant to Section 7.2, no Director Fee Award shall be granted to such Participant after termination of the Plan, and all Director Fees with respect to which Director Fee Awards have not been granted prior to termination of the Plan shall thereafter be paid in cash in accordance with the Company's normal Director Fee payment procedures. However, subject to compliance with applicable law as provided in Section 10, all Director Fee Awards granted prior to termination of the Plan shall continue to be governed by and may be exercised or settled in accordance with the terms of the Plan and the Award Agreement evidencing such Director Fee Award.

          (a)    Director Fee Award Elections.    Each Outside Director may elect to receive Director Fee Awards in lieu of payment in cash of all or any portion not less than twenty-five percent (25%) of such Outside Director's Director Fees during the Initial Plan Year and each subsequent Plan Year (or the portion of such Plan Year following an individual's initial appointment or election as an Outside Director). For the Initial Plan Year and each subsequent Plan Year or applicable portion thereof, a Participant shall be entitled to elect that a specified portion of the Participant's Director Fees elected by the Participant shall be paid in the form of Deferred Cash Award in accordance with Section 7.4, and the balance will be paid in cash in accordance with the Company's normal Director Fee payment procedures.

        7.2    Time and Manner of Election.

          (a)    Time of Election.    Each Outside Director making an election pursuant to Section 7.2 shall make such election:

            (i)    for the Initial Plan Year, prior to the earlier of (1) the date thirty (30) days following the Effective Date or (2) the commencement of the first calendar quarter beginning after the Effective Date;

            (ii)   for each subsequent Plan Year, prior to the first day of such Plan Year; and

            (iii)  in the case of a newly appointed or elected Outside Director, on the date of such appointment or election for the remainder of the Initial Plan Year or subsequent Plan Year of appointment or election, as the case may be.

          (b)    Deferred Cash Award Election.    In addition to the requirements of Section 7.3(a), an election to defer a specific dollar amount or percentage of Director Fees shall also provide (i) the date such Deferred Cash Award credited to the Deferral Account for such year shall be distributed or commence being distributed (which date shall be at least twelve months after the end of the Plan Year for which such deferrals were made) and (ii) the form of distribution that shall apply to the amount credited to the Deferral Account for such year.

          (c)    Election Irrevocable.    A Participant's elections pursuant to Section 7.2 shall become irrevocable as of the commencement of the Plan Year or portion thereof to which it applies.

          (d)    Failure to Timely Elect.    Any Outside Director who fails to make an election in accordance with this Section for any Plan Year (or the Initial Plan Year, as the case may be) shall be deemed to have elected to receive all of such individual's Director Fees in cash in accordance with the Company's normal Director Fee payment procedures.

          (e)    Manner of Election.    Each election in accordance with this Section shall be made on a form prescribed by the Company for this purpose and shall be delivered to the Chief Financial Officer of the Company.

        7.3    Automatic Grant of Director Fee Awards.    Subject to the provisions of Section 4.1 and this Section 7, effective as of the last day of each quarter during any Plan Year (or the Initial Plan Year, as the case may be), each Participant shall be granted automatically and without further action of the Board a Director Fee Award in lieu of that portion, if any (the "Elected Quarterly Fees"), of the Director Fees earned by the Participant during such quarter and specified by the Participant's election under Section 7.2 for such Plan Year (or Initial Plan Year). In accordance with the Participant's election under Section 7.2 for the Plan Year (or Initial Plan Year), the Director Fee Award shall be in the form of a Deferred Cash Award pursuant to Section 7.4.

        7.4    Deferred Cash Award.    For each Plan Year the Company shall establish and maintain on its books a Deferral Account for each Outside Director who elects to defer a specific dollar amount or percentage of his or her Director Fees for such year pursuant to such Outside Directors election. Each such Deferral Account shall be designated by the name of the Participant for whom established and the

Plan Year to which it relates, and shall be credited with the amount of any Director Fees otherwise payable by the Company to a Participant during a Plan Year that such Participant has elected to defer pursuant to this Section 7 for such year on the date such amount would otherwise have been paid by the Company to such Participant.

          (a)    Deferral Account Adjustments.    On the last day of each month, the amount credited to each Deferral Account maintained for a Participant shall be credited with an amount equal to the product obtained by multiplying one-twelfth (1/12) of the Applicable Percentage by the amount then credited to such Deferral Account.

          (b)    Deferral Account Payments.    The amount credited to a Deferral Account maintained for a Participant (i) shall become distributable to such Participant on the first to occur of (1) the date specified by such Participant in his or her election filed with the Company for such Deferral Account (which date shall be at least twelve months after the end of the Plan Year for which such deferrals were made), or (2) the date such Participant ceases to provide Service to the Company, and (ii) shall be distributed to such Participant either in a single lump distribution or in approximately equal annual installments over a period of up to five (5) years, such form of distribution to be made in accordance with such Participant's election filed with the Company for such Deferral Account. When an amount credited to a Participant's Deferral Account becomes distributable, such amount shall be paid by the Company to such Participant in cash as soon as administratively feasible after the selected lump sum distribution date or installment distribution dates and charged against such Deferral Account. If the amount credited to a Deferral Account is paid in installments over a period of years, the provisions of Section 7.5(c) shall continue to apply to the amount credited to such Deferral Account until completely distributed.

          (c)    Death of Participant.    Upon the death of a Participant, the dollar amount credited to each Deferral Account maintained for such Participant shall be distributed by the Company in a single lump sum distribution to the beneficiary or beneficiaries designated by such Participant. Such designation of beneficiary shall be made in writing on a form prescribed by and filed with the Company, and shall remain in effect until changed by such Participant by the filing of a new beneficiary designation form with the Company. If a Participant fails to so designate a beneficiary, or in the event all of the designated individuals are individuals who predecease the Participant, any remaining amounts payable under the Plan shall be paid to such Participant's estate. All distributions under this Section 7.5(c) shall be made as soon as administratively feasible following a Participant's death.

        7.5    Effect of Termination of Service.    Notwithstanding any Participant's prior election pursuant to Section 7.2, no Director Fee Award shall be granted to such Participant after termination of such Participant's Service as an Outside Director, and all Director Fees with respect to which Director Fee Awards have not been granted prior to termination of such Participant's Service as an Outside Director shall thereafter be paid in cash in accordance with the Company's normal Director Fee payment procedures. However, subject to compliance with applicable law as provided in Section 10, all Director Fee Awards granted prior to termination of a Participant's Service shall continue to be governed by and may be exercised or settled in accordance with the terms of the Plan and the Award Agreement evidencing such Director Fee Award.

8.     Standard Forms of Award Agreement.

        8.1    Award Agreement.    Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Board may approve from time to time.

        8.2    Authority to Vary Terms.    The Board shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

9.     Change in Control.

        9.1    Definitions.

          (a)   An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

          (b)   A "Change in Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

        9.2    Effect of Change in Control on Deferred Cash Awards.    In the event of a Change in Control, the dollar amount credited to each Deferral Account maintained under the Plan shall be immediately distributed by the Company in a single lump sum distribution to the Participant effective as of the date ten (10) days prior to the date of the Change in Control. The distribution of any Deferred Cash Awards that was permissible solely by reason of this Section 9.2 shall be conditioned upon the consummation of the Change in Control.

        9.3    Effect of Change in Control on Options.    In the event of a Change in Control, any unexercisable or unvested portions of outstanding Options and any shares acquired upon the exercise thereof held by Participants whose Service has not terminated prior to such date shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 9.3 shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 9.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate.

        9.4    Effect of Change in Control on Unpaid Director Fees.    In the event of a Change in Control, any Director Fees with respect to which the Company has not granted either a Deferred Cash Award, a Director Fee Option or a Stock Units Award pursuant to Section 7 prior to the effective date of the Change in Control shall be paid in cash immediately prior to such effective date.

10.   Compliance with Securities Law.

        The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

11.   Termination or Amendment of Plan.

        The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, and provided the Company Stock is not then listed on the Nasdaq National Market or the Nasdaq SmallCap Market, or such other national or regional securities exchange or market system which may require stockholder approval, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.1 or Section 4.2) and (b) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is necessary to comply with any applicable law, regulation or rule.

12.   Stockholder Approval.

        THE PLAN OR ANY INCREASE IN THE MAXIMUM AGGREGATE NUMBER OF SHARES OF STOCK ISSUABLE THEREUNDER AS PROVIDED IN SECTION 4.1 (THE "AUTHORIZED SHARES") SHALL BE APPROVED BY THE STOCKHOLDERS OF THE COMPANY PRIOR TO THE GRANT OF ANY AWARD.

13.   Miscellaneous Provisions.

        13.1    Tax Withholding.    The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable pursuant to an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company with respect to such Award. Alternatively or in addition, in its discretion, the Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Company arising in connection with any Award. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock until the Company's tax withholding obligations have been satisfied by the Participant.

        13.2    Provision of Information.    Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

        13.3    Beneficiary Designation.    Each Participant may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of such Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his or her estate.

        13.4    Unfunded Obligation.    Any benefits payable to Participants pursuant to the Plan shall be unfunded obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. The Company shall not be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or the Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's creditors in any assets of the Company. The Participants shall have no claim against the Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan. To the extent that any person acquires a right to receive any payment from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

INAMED CORPORATION

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  Mark, sign and date your proxy card.

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  Detach your proxy card.

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  Return your proxy card in the postage paid envelope provided.

\*/DETACH PROXY CARD\*/

1. Election of Directors
☐ FOR all nominees listed below	☐ WITHHOLD AUTHORITY to vote for all nominees listed below	☐ *EXCEPTIONS
Nominees: 01 Nicholas L. Teti 02 James E. Bolin 03 Malcolm R. Currie, Ph.D 04 John F. Doyle 05 Mitchell S. Rosenthal, M.D. 06 Joy A. Amundson 07 Terry E. Vandewarker
(INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the "Exceptions" box and write that nominee's name on the space provide below.)
EXCEPTIONS

2. Approval of the amendment to the 2000 Employee Stock Purchase Plan (the ESPP") to increase the maximum aggregate number of shares that may be issued under the ESPP by 200,000 shares and to allow eligible employees to participate in the ESPP.
☐ FOR ☐ AGAINST ☐ ABSTAIN
3. To approve the 2003 Restricted Stock Plan.
☐ FOR ☐ AGAINST ☐ ABSTAIN
4. To approve the 2003 Outside Director Compensation Plan.
☐ FOR ☐ AGAINST ☐ ABSTAIN
5. To ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2003.
☐ FOR ☐ AGAINST ☐ ABSTAIN
6. Any other matters as may properly come before the meeting or any adjournment or postponement thereof. As to these other matters, the undersigned hereby confers discretionary authority.
☐ FOR ☐ AGAINST ☐ ABSTAIN
7. If you wish to vote in accordance with the recommendations of management, all you need to do is sign and return this card. The Trustee cannot vote your shares unless you sign and return the card.

Please sign exactly as your name is printed. Each joint tenant should sign. Executors, administrators, trustees and guardians should give full titles when signing. Corporations and partnerships should sing in full corporate or partnership name by an authorized person. Please mark, sign, date and return your Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States
Dated: , 2003
Signature
Signature
\*/Please Detach Here\*/ Before Returning it in the Enclosed Envelope You Must Detach This Portion of the Proxy Card

\*/DETACH PROXY CARD HERE\*/
PROXY

This Proxy is solicited on behalf of the Board of Directors of
Inamed Corporation
Annual Meeting of Stockholders July 11, 2003

        The undersigned hereby appoints Joseph A. Newcomb and Nicholas L. Teti, and each of them, proxyholders, each with full power of substitution to vote for the undersigned at the Annual Meeting of Stockholders of Inamed Corporation to be held on July 11, 2003, and at any continuation, postponement or adjournments thereof, with respect to the following matters, which were more fully described in the Proxy Statement dated June 16, 2003, receipt of which is hereby acknowledged by the undersigned.

This proxy will be voted as directed. Unless otherwise directed, this proxy will be voted (1) FOR election of the director nominees; (2) FOR amendments to our 2000 Employee Stock Purchase Plan (the "ESPP") to increase the maximum number of shares that may be issued under the ESPP by 200,000 shares and to allow all eligible employees to participate in the ESPP; (3) FOR the 2003 Restricted Stock Plan; (4) FOR the 2003 Outside Director Compensation Plan; (5) FOR the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2003; and (6) FOR any other matters as may properly come before the meeting or any adjournment or postponement thereof.

This proxy is valid only when signed and dated.

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INAMED CORPORATION 5540 Ekwill Street, Suite D Santa Barbara, California 93111 2003 PROXY STATEMENT INFORMATION CONCERNING VOTING AND SOLICITATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF AMENDMENT TO THE INAMED CORPORATION 2000 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL NO. 3 APPROVAL OF THE INAMED CORPORATION 2003 RESTRICTED STOCK PLAN
PROPOSAL NO. 4 APPROVAL OF THE INAMED CORPORATION 2003 OUTSIDE DIRECTOR COMPENSATION PLAN
PROPOSAL NO. 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
ANNEX A INAMED CORPORATION 2000 EMPLOYEE STOCK PURCHASE PLAN
ANNEX B INAMED CORPORATION 2003 RESTRICTED STOCK PLAN
ANNEX C INAMED CORPORATION 2003 OUTSIDE DIRECTOR COMPENSATION PLAN